                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Lockheed Martin Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                             [LOCKHEED MARTIN LOGO]





                                    [PHOTOS]





PROXY STATEMENT


Notice of
2001 Annual Meeting
of Stockholders

April 26, 2001

Lockheed Martin Corporation
6801 Rockledge Drive  Bethesda, MD 20817

                                                          [LOCKHEAD MARTIN LOGO]
VANCE D. COFFMAN
Chairman and
Chief Executive Officer

                                                 March 20, 2001

Dear Fellow Stockholders:

I hope you will join me at Lockheed Martin's 2001 Annual Meeting of Stockholders, to be held on Thursday, April 26, 2001 at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California. The meeting will begin at 10:30 a.m. You are also invited to join the Board of Directors and representatives of senior management at a reception beginning at 10:00 a.m. For those stockholders not able to join us in person, I invite you to listen in to the Annual Meeting, which will be webcast through the Lockheed Martin website, www.lockheedmartin.com/investor, or at www.streetfusion.com.

I look forward to reporting to you on Lockheed Martin's performance in 2000. The meeting will also include discussion and voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. We will also say goodbye to our friend and colleague Edward E. Hood, Jr., who will be retiring from the Board of Directors following this year's Annual Meeting. His contributions to Lockheed Martin are many and he will be truly missed.

Your vote is important. Please be sure your shares are represented at the meeting by returning your voting instructions. You can alert us to your planned attendance at the meeting by marking the appropriate box on the proxy solicitation/voting instruction card, or by indicating your plans when you cast your vote by Internet or telephone.

I look forward to seeing you.

                                               Sincerely,

                                            /s/ VANCE D. COFFMAN
                                               Vance D. Coffman

Lockheed Martin Corporation
6801 Rockledge Drive  Bethesda, MD 20817

                                                          [LOCKHEED MARTIN LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             The Westin Santa Clara
                           5101 Great America Parkway
                         Santa Clara, California 95054

To Lockheed Martin Stockholders:

Lockheed Martin Corporation's Annual Meeting of Stockholders will be held at 10:30 a.m. local time on Thursday, April 26, 2001 at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California. Only stockholders (or their proxies) and beneficial owners at the close of business on the record date, March 5, 2001, and invited guests of the Corporation may attend. An admission ticket or proof of ownership is required for admission to the meeting. A detachable admission ticket is attached to the proxy solicitation/voting instruction card.

We invite you to join the directors and management at 10:00 a.m. before the meeting for coffee and conversation. During the meeting, there will also be an opportunity to discuss matters of interest to you as a stockholder of Lockheed Martin.

Stockholders unable to attend the Annual Meeting are invited to listen in to the live webcast of the Annual Meeting from 10:30 a.m. to 12:00 noon. The webcast will feature audio of management presentations, and participants will be able to view the charts used in the presentations. The webcast can be accessed on the Lockheed Martin website, www.lockheedmartin.com/investor or www.streetfusion.com.

Following a management report on Lockheed Martin's business operations, you may discuss and vote on the following matters:

(1) Election of directors to serve on the Board for a one-year term ending at next year's annual meeting;

(2) Ratification of the appointment of Ernst & Young as our independent auditors for this year;

(3) Management's proposal to reauthorize shares and amend the Lockheed Martin Corporation 1995 Omnibus Performance Award Plan;

(4) Four stockholder proposals shown and discussed in the accompanying proxy statement; and,

(5) Consideration of any other matters which may properly come before the meeting.

It is important to us that your shares be represented at the meeting. Please return your voting instructions as soon as possible. We look forward to seeing you.

                                           By Order of the Board of Directors,

                                           /s/ LILLIAN M. TRIPPETT
                                           Lillian M. Trippett
                                           Vice President, Corporate Secretary
                                           and Associate General Counsel
March 20, 2001

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----

General Information.........................................     1

Voting Information..........................................     1

Election of Directors.......................................     3

Committees of the Board of Directors........................     7
   Board Committee Membership Roster........................     7
   Functions of Committees..................................     8
   Audit and Ethics Committee Report........................    10
   Compensation Committee Interlocks and Insider
     Participation..........................................    11

Directors' Compensation.....................................    12

Securities Owned by Directors, Nominees and Named Executive
   Officers.................................................    14

Compliance with Section 16(a) of the Securities Exchange Act
   of 1934..................................................    17

Security Ownership of Certain Beneficial Owners.............    18

Stock Price Performance Graph...............................    19

Executive Compensation......................................    20
   Board Compensation Committee Report on Executive
     Compensation...........................................    20
   Summary Compensation Table...............................    27
   Option/SAR Grants in Last Fiscal Year....................    29
   Aggregated Option/SAR Exercises in Last Fiscal Year and
     Fiscal Year-End Values.................................    30
   Long-Term Incentive Plans-Awards in Last Fiscal Year.....    31
   Executive Benefits.......................................    32
   Defined Contribution Plans...............................    33
   Pension Plans............................................    38

Proposals You May Vote On...................................    40
   Ratification of Appointment of Independent Auditors......    40
   Management Proposal-Amendments to the Lockheed Martin
     Corporation 1995 Omnibus Performance Award Plan........    41
   Stockholder Proposals....................................    51

Nomination of Directors and other Business of
   Stockholders.............................................    59

Appendix I-Audit and Ethics Committee Charter...............   I-1

Appendix II-1995 Omnibus Performance Award Plan.............  II-1

Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting of Stockholders, we will provide without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission. Requests should be mailed to James R. Ryan, Vice President Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, Maryland 20817, by calling Lockheed Martin Shareholder Direct at 1-800-568-9758 or by accessing the Lockheed Martin website at HTTP://WWW.LOCKHEEDMARTIN.COM/INVESTOR. The Securities and Exchange Commission also maintains a website at HTTP://WWW.SEC.GOV that contains reports, proxy statements and other information regarding registrants including Lockheed Martin.

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Lockheed Martin's ("We" or "Our" or "the Corporation") Annual Meeting of Stockholders ("Annual Meeting") will be held at 10:30 a.m. on Thursday, April 26, 2001 at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California. The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders. Your vote is important.

Our principal executive office is located at 6801 Rockledge Drive, Bethesda, Maryland 20817. This proxy statement, the proxy solicitation/voting instruction card and the notice of the Annual Meeting will be sent to our stockholders commencing March 20, 2001.

                               VOTING INFORMATION
--------------------------------------------------------------------------------

We are soliciting your vote on the election of directors; ratification of appointment of the independent auditors; amendments to our Omnibus Performance Award Plan and four stockholder proposals. Stockholders as of the close of business on the record date, March 5, 2001, are entitled to vote at the Annual Meeting. On March 5, 2001, there were 433,564,931 shares outstanding of Lockheed Martin's common stock, $1.00 par value per share. Each share outstanding on the record date (including shares held through Direct Invest, our Dividend Reinvestment and Stock Purchase Plan or through our employee benefit plans) is entitled to one vote on each proposal presented at the Annual Meeting. The number of shares held in your account(s) is included in the proxy sent to you.

HOW TO VOTE

You may vote your proxy by Internet, telephone or mail, as explained below. Doing so does not limit your right to vote at the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions from the holder of record.

       - INTERNET: Access the Internet voting site at http://www.eproxyvote.com/lmt, 24 hours a day. Instructional screen prompts will guide you through the voting process and a confirmation of your voting selections will be required before your vote is recorded.

       - TELEPHONE: Dial toll free 1-877-779-8683, 24 hours a day (or 1-201-536-8073 toll call outside of U.S.). Voice prompts will guide you through the voting process and a confirmation of voting selections will be required before your vote is recorded.

       - PROXY SOLICITATION/VOTING INSTRUCTION CARD ("PROXY CARD"): Simply mark, date and sign the proxy card and return it to First

                                     VOTING INFORMATION
--------------------------------------------------------------------------------

         Chicago Trust Company, a division of EquiServe ("First Chicago Trust Company") in the postage-paid envelope provided. To vote in accordance with the Board of Directors' recommendations, simply sign and date the proxy card and return it in the postage-paid envelope provided.

HOW TO REVOKE A VOTE

You may revoke your vote at any time before the Annual Meeting by resubmitting your vote by Internet, telephone or mail; by voting a ballot at the meeting; or by specifically revoking your vote in a letter to the Secretary of the Corporation at our principal executive office or at the Annual Meeting. Your personal attendance at the meeting does not revoke your proxy.

VOTING REPRESENTATION AND TABULATION

A quorum, or majority of the shares outstanding and entitled to vote, is necessary to conduct the meeting, elect directors and adopt the proposals set forth in the next section. A quorum will be determined by the number of shares represented by persons attending the meeting or presence by a properly executed and returned proxy.

Votes at the Annual Meeting will be tabulated by two independent judges of election from First Chicago Trust Company. An abstention will not be counted "for" or "against" a proposal but will be counted for the purpose of determining the existence of a quorum. Because our Bylaws require the affirmative vote of a majority of the votes entitled to be cast at a meeting to authorize action on any matter, abstentions have the effect of a vote against a proposal. Similarly, votes withheld from director-nominees will have the effect of a negative vote for the director-nominees in the election of directors proposal.

Under the proxy rules of the New York Stock Exchange, if your shares are held by a broker, you must give specific voting instructions to the broker on how you wish to vote with regard to election of directors; ratification of appointment of independent auditors and amendments to the Lockheed Martin 1995 Omnibus Performance Award Plan described later in this proxy statement, or the broker may vote your shares at his or her discretion. Conversely, the New York Stock Exchange rules do not allow your broker to use his or her discretion to vote on the four stockholder proposals, so without specific instructions from you on how you wish to vote, a "broker non-vote" may result which has the effect of a negative vote on these proposals.

If you hold shares through one of our defined contribution plans, you may instruct a plan fiduciary on how you wish to vote shares allocated to your account. If you don't provide instructions, your allocated shares will be voted at the applicable plan fiduciary's discretion. In addition, if you are a participant in our Salaried Savings Plan, you will be asked to indicate whether you elect to direct a plan fiduciary as to the voting of a portion of

                                     VOTING INFORMATION
--------------------------------------------------------------------------------

unallocated shares held by the plan's trust. Unallocated shares for which no instructions are received will be voted by a plan fiduciary in the same proportion as unallocated shares for which instructions are received. If you are a plan participant, you will receive separate information from a plan fiduciary concerning how you can instruct the applicable plan fiduciary.

                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

There are 12 nominees for election to the Board of Directors this year, and their biographical information is provided below. Each nominee except Mr. McCorkindale is currently serving as a director. All directors are elected to a one-year annual term that will end at the 2002 Annual Meeting. If any of the nominees is unable to stand for re-election at the 2001 Annual Meeting (an event which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxies may vote for the substitute nominee or refrain from voting for any other nominee at their discretion.

If any other matters come before the stockholders at the Annual Meeting, the persons holding the proxies will vote in their discretion the shares represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR-NOMINEES.

NORMAN R. AUGUSTINE (65)                               DIRECTOR SINCE MARCH 1995

Lecturer with the rank of Professor, Department of Mechanical and Aerospace Engineering, School of Engineering and Applied Science, Princeton University, from September 1997 until July 1999; Chairman of Lockheed Martin from January 1997 until his retirement as Chairman in April 1998, Chief Executive Officer of Lockheed Martin from January 1996 until his retirement in August 1997, Vice Chairman of Lockheed Martin from April 1996 through December 1996, President of Lockheed Martin from March 1995 to June 1996; Chairman and Chief Executive Officer of Martin Marietta Corporation ("Martin Marietta") from April 1988 to March 1995, director of Martin Marietta from 1986 to 1995; director of The Black & Decker Corporation, Phillips Petroleum Company and Procter & Gamble Co.

MARCUS C. BENNETT (65)                                 DIRECTOR SINCE MARCH 1995

Executive Vice President and Chief Financial Officer of Lockheed Martin from July 1996 until his retirement in January 1999, Senior Vice President and Chief Financial Officer of Lockheed Martin from March 1995 to July 1996; Vice President and Chief Financial Officer of Martin Marietta from 1988 to 1995; director of Martin Marietta from 1993 to 1995; director of Carpenter Technology, Inc., and Martin Marietta Materials, Inc.

                                   ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

VANCE D. COFFMAN (56)                                DIRECTOR SINCE JANUARY 1996

Chairman of Lockheed Martin since April 1998, Chief Executive Officer of Lockheed Martin since August 1997, President of Lockheed Martin from October 1999 until April 2000 and from June 1996 until August 1997, Vice Chairman of Lockheed Martin from August 1997 to April 1998, Chief Operating Officer of Lockheed Martin from January 1996 until August 1997, Executive Vice President of Lockheed Martin from January to June 1996, President and Chief Operating Officer of Lockheed Martin's Space & Strategic Missiles Sector from March 1995 to December 1995; Executive Vice President of Lockheed from 1992 to 1995, and President of Lockheed Space Systems Division from 1988 to 1992; director of Bristol-Myers Squibb Company.

JAMES F. GIBBONS (69)                                  DIRECTOR SINCE MARCH 1995

Special Counsel to the President for Industry Relations, Stanford University, Stanford, California from 1996 to 2000, Dean of the School of Engineering, Stanford University, from September 1984 to June, 1996, Reid Weaver Dennis Professor of Electrical Engineering, Stanford University, since 1983; director of Lockheed from 1985 to 1995; director of Cisco Systems Incorporated, Triton Network Systems Inc. and El Paso Energy, Inc.

CALEB B. HURTT (69)                                    DIRECTOR SINCE MARCH 1995

President and Chief Operating Officer of Martin Marietta from 1987 until his retirement in January 1990, Executive Vice President of Martin Marietta in 1987 and Senior Vice President from 1983 to 1987, director of Martin Marietta from 1987 to 1995; Chairman of the Board of Governors of the Aerospace Industries Association in 1989 and past Chairman of the NASA Advisory Council and of the Federal Reserve Bank, Denver Branch; past Vice Chairman of the Board of Trustees of Stevens Institute of Technology.

GWENDOLYN S. KING (60)                                 DIRECTOR SINCE MARCH 1995

Senior Vice President of Corporate and Public Affairs of PECO Energy Company (formerly Philadelphia Electric Company) from October 1992 until her retirement in February 1998; Commissioner of the Social Security Administration from August 1989 to September 1992; director of Martin Marietta from 1992 to 1995; director of Pharmacia Corporation, Monsanto Company and Marsh and McLennan Companies.

DOUGLAS H. MCCORKINDALE (61)                     NOMINEE FOR ELECTION APRIL 2001

Chairman of Gannett Co., Inc. ("Gannett") since February 1, 2001, Chief Executive Officer of Gannett since June 1, 2000, President of Gannett since 1997, Vice Chairman of

                                   ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Gannett from 1984 to January 31, 2001, Chief Financial Officer of Gannett from 1979 to 1997, Chief Administrative Officer of Gannett from 1985 to 1997; director of Gannett, Continental Airlines, Inc. and a director or trustee of a number of investment funds in the family of Prudential Mutual Funds.

EUGENE F. MURPHY (65)                                  DIRECTOR SINCE MARCH 1995

Vice Chairman and Executive Officer of General Electric Company from September 1997 to July 1999, President and Chief Executive Officer of GE Aircraft Engines from 1993 to September 1997, President and Chief Executive Officer of GE Aerospace from 1992 to 1993, Senior Vice President of GE Communications & Services from 1986 to 1992; director of Martin Marietta from 1993 to 1995; director of BellSouth Corporation; member of President Reagan's National Security Telecommunications Advisory Committee; former Chairman and permanent member of the Board of Directors of the Armed Forces Communications and Electronics Association; member of the Aerospace Industries Association Board of Governors.

In accordance with an agreement with GE, as long as the aggregate principal amount of loans outstanding between GE and the Corporation equals or exceeds a specified level, GE is entitled to nominate one director to the Corporation's Board. Mr. Murphy is that nominee.

FRANK SAVAGE (62)                                      DIRECTOR SINCE MARCH 1995

Chairman of Alliance Capital Management International, a division of Alliance Capital Management LP, an investment management company, since 1994; Chairman of the Board of Alliance Corporate Finance Group, Inc. since 1993; Senior Vice President of The Equitable Life Assurance Society of the United States from 1987 to 1996; Chairman of the Board of Equitable Capital Management Corporation from 1992 to 1993, Vice Chairman of the Board of Equitable Capital Management Corporation from 1986 to 1992; director of Alliance Capital Management LP, Qualcomm Inc. and Enron Corporation; trustee of Johns Hopkins University and Chairman of the Board of Trustees of Howard University; director of Lockheed from 1990 to 1995; director of the Council on Foreign Relations and the New York Philharmonic; former U.S. Presidential appointee to the Board of Directors of U.S. Synthetic Fuels Corporation.

ROBERT J. STEVENS (49)                               DIRECTOR SINCE OCTOBER 2000

President and Chief Operating Officer of Lockheed Martin since October 23, 2000, Executive Vice President and Chief Financial Officer of Lockheed Martin from October 1999 to March 2001, Vice President of Strategic Development of Lockheed Martin from November 1998 to October 1999; President and Chief Operating Officer of

                                   ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

the former Lockheed Martin Energy and Environment Sector from January 1998 to June 1999; President of Lockheed Martin Air Traffic Management Division from June 1996 through January 1998; Executive Vice President and Senior Vice President and Chief Financial Officer of Air Traffic Management from December 1993 to May 1996; and General Manager of Loral Systems Manufacturing Company from 1987 to 1993.

JAMES R. UKROPINA (63)                                 DIRECTOR SINCE MARCH 1995

Of Counsel, O'Melveny & Myers LLP (Partner from 1992 - 2000); Chairman of the Board and Chief Executive Officer of Pacific Enterprises from 1989 to 1991; director of Lockheed from 1988 to 1995; director of Pacific Life Insurance Company, Central Natural Resources Corporation, Trust Company of the West, the
W. M. Keck Foundation and Indymac Bancorp, Inc.

DOUGLAS C. YEARLEY (65)                                DIRECTOR SINCE MARCH 1995

Chairman Emeritus of the Board of Phelps Dodge Corporation ("Phelps Dodge"), Chairman of the Board of Phelps Dodge from 1989 until his retirement in May 2000 and Chief Executive Officer of Phelps Dodge from 1989 to 1999, President of Phelps Dodge from 1991 to 1997, Executive Vice President of Phelps Dodge from 1987 to 1989, President of Phelps Dodge Industries, a division of Phelps Dodge, from 1988 to 1990, Senior Vice President of Phelps Dodge from 1982 to 1986; director of Lockheed from 1990 to 1995; director of J.P. Morgan & Co. Incorporated, Morgan Guaranty Trust Company of New York from 1993 to 2000, Southern Peru Copper Corporation from 1991 to 2000 and USX Corporation; graduate member of The Business Council.

                      COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                       BOARD COMMITTEE MEMBERSHIP ROSTER

---------------------------------------------------------------------------------------------------
                                                                        MANAGEMENT       NOMINATING
                               AUDIT                                   DEVELOPMENT          AND
                                AND                                        AND           CORPORATE
          NAME                 ETHICS      EXECUTIVE      FINANCE      COMPENSATION      GOVERNANCE
---------------------------------------------------------------------------------------------------
Norman R. Augustine                            x(1)          x
---------------------------------------------------------------------------------------------------
Marcus C. Bennett                              x             x
---------------------------------------------------------------------------------------------------
Vance D. Coffman                               x
---------------------------------------------------------------------------------------------------
James F. Gibbons                 x                                                           x
---------------------------------------------------------------------------------------------------
Edward E. Hood, Jr.(2)                         x             x              x(1,3)
---------------------------------------------------------------------------------------------------
Caleb B. Hurtt                   x             x                            x
---------------------------------------------------------------------------------------------------
Gwendolyn S. King                x(1)                                       x(3)
---------------------------------------------------------------------------------------------------
Douglas H.
  McCorkindale(4)
---------------------------------------------------------------------------------------------------
Eugene F. Murphy                               x                            x(3)             x(1)
---------------------------------------------------------------------------------------------------
Frank Savage                     x                                          x(3)
---------------------------------------------------------------------------------------------------
Robert J. Stevens
---------------------------------------------------------------------------------------------------
James R. Ukropina                x                                                           x
---------------------------------------------------------------------------------------------------
Douglas C. Yearley               x             x             x(1)
---------------------------------------------------------------------------------------------------
NUMBER OF MEETINGS IN
2000                             4             0             3              5                1
---------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Chairman
(2) Retiring as a director on April 26, 2001
(3) Member, Stock Option Subcommittee
(4) Not a director in 2000

                 COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                            FUNCTIONS OF COMMITTEES

AUDIT AND ETHICS COMMITTEE:

       - Has general powers relating to accounting disclosure and auditing matters;
       - Recommends the selection and monitors the independence of our independent auditors;
       - Reviews the scope and timing of the independent auditors' work;
       - Reviews the financial accounting and reporting policies and principles appropriate for the Corporation, and recommendations to improve existing practices;
       - Reviews the financial statements to be included in the Corporation's
         Annual Report on Form 10-K (see page 10 for Committee's Report);
       - Reviews accounting and financial reporting issues, including the adequacy of disclosures;
       - Monitors compliance with the Code of Ethics and Standards of Conduct;
       - Reviews and resolves all matters presented to it by our Ethics office;
       - Reviews and monitors the adequacy of our policies and procedures, and the organizational structure for ensuring general compliance with environmental, health and safety laws and regulations;
       - Reviews with the General Counsel the status of pending claims, litigation and other legal matters;
       - Meets separately and independently with the Vice President, Internal Audit and our independent auditors.

EXECUTIVE COMMITTEE:

       - May exercise powers in the management of our business as may be authorized by the Board of Directors, subject to applicable law.

FINANCE COMMITTEE:

       - Has general powers relating to the management of our financial affairs, including borrowing arrangements and the investment of our available cash resources;
       - Reviews our financial condition and the financial impact of all proposed changes in our capital structure;
       - Reviews and recommends our proposed capital expenditure and contributions budgets;
       - Monitors the financial impact and implementation of all our trusteed benefit plans and reviews the performance of the assets and administration of our trusteed benefit plans.

                 COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE:

       - Recommends compensation to be paid to officers reporting to the Executive Office and approves compensation for all other elected officers;
       - Has the power to approve employee benefits provided by all bonus, supplemental and special compensation plans, including pension, insurance and health plans.

STOCK OPTION SUBCOMMITTEE:

       - Oversees all of our performance-based plans, including stock options and long-term incentive performance awards.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE:

       - Recommends the Board's composition (including size and qualifications for membership) and compensation;
       - Recommends chairpersons and members for appointment to committees;
       - Recommends nominees to fill vacancies or new positions on the Board of Directors and the Board's nominees for election at an annual meeting of stockholders;
       - Recommends the role and effectiveness of the Board and our corporate governance process.

                 COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                       AUDIT AND ETHICS COMMITTEE REPORT

Management has the primary responsibility for the financial reporting process and the audited consolidated financial statements, including the systems of internal controls. The Corporation's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the quality and conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States. In our capacity as members of the Audit and Ethics Committee and on behalf of the Board of Directors, we oversee the Corporation's financial reporting process and monitor compliance with its Code of Ethics and Business Conduct.

The members of the Audit and Ethics Committee are independent as defined by the listing standards of the New York Stock Exchange. The Board of Directors has adopted a charter for the Audit and Ethics Committee, which appears as Appendix I.

In connection with our oversight responsibilities, we have:

       - discussed with the internal and independent auditors the overall scope and plans for their audits;

       - reviewed and discussed the audited consolidated financial statements included in Lockheed Martin's 2000 Annual Report with management and the independent auditors;

       - discussed with the independent auditors the matters (including the quality of the financial statements and clarity of disclosures) required to be discussed under the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 61, Communications with Audit Committees, which generally requires that certain matters related to the performance of an audit be communicated to the audit committee;

       - received from the independent auditors and reviewed the written disclosures and the letter required from the independent auditors required by the Independence Standards Board, and have discussed with them their independence from management and the Corporation;

       - considered the nature of the nonaudit services performed by the independent auditors and the compatibility of those services with their independence; and

       - met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

                 COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Based on the reviews and discussions referred to above, we recommended to the Board of Directors (and the Board has approved) the inclusion of the audited consolidated financial statements referred to above in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Corporation's independent auditors.

                   Members of the Audit and Ethics Committee:

Gwendolyn S. King, Chairman                                   Frank Savage
James F. Gibbons                                              James R. Ukropina
Caleb B. Hurtt                                                Douglas C. Yearley

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Caleb Hurtt who served as a member of the Management Development and Compensation Committee of the Board of Directors also was an officer of Martin Marietta Corporation (from which he retired in January 1990) prior to its combination with Lockheed Corporation in March of 1995.

During 2000, Messrs. Hurtt and Bennett also served as directors of COMSAT Corporation. As a result of the merger of COMSAT with a subsidiary of the Corporation in August 2000, vesting was accelerated on 7,442 options previously issued under COMSAT's Non-Employee Directors Stock Plan to each of Messrs. Hurtt and Bennett. In connection with the merger, the options were restated as options to buy Lockheed Martin common stock on a one-for-one basis. Mr. Bennett also received payment of $89,872.59 representing 3,046.5 deferred stock units and Mr. Hurtt received payment of $112,901.98 representing 3,827.2 deferred stock units. The deferred stock units were attributable to directors' fees previously deferred by Messrs. Hurtt and Bennett.

                            DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

Directors receive a significant portion of their compensation in the form of our common stock under the Directors Equity Plan. Each director has the option to defer all cash compensation and be credited with earnings as though the cash compensation had been invested in Lockheed Martin common stock. This approach aligns the interests of the Board with the stockholders.

During 2000, the Board held 13 meetings, and all incumbent directors attended at least 75 percent of regularly scheduled Board of Directors and committee meetings. Average attendance at all Board of Directors and committee meetings was 92 percent.

The following table summarizes the compensation of our directors during 2000 (with the exception of Dr. Coffman and Mr. Stevens who as executive officers are not paid for their service as directors):

----------------------------------------------------------------------------
Cash retainer                          $60,000
----------------------------------------------------------------------------
Stock retainer(1)                      $60,000 in stock units, stock options
                                       or 50/50 combination thereof
----------------------------------------------------------------------------
Committee Chairman retainer            $5,000
----------------------------------------------------------------------------
Deferred compensation plan(2,3)        Cash deferrable with earnings at
                                       prime rate, S&P 500 or LMT stock
                                       return
----------------------------------------------------------------------------
Charitable award program(4)            $1,000,000 donation (at director's
                                       death)
----------------------------------------------------------------------------
Travel accident insurance(5)           $1,000,000
----------------------------------------------------------------------------

NOTES TO TABLE:

(1) Under the Directors Equity Plan, awards on or after May 1, 2000 will be granted to directors based on a fixed-dollar value of the awards as opposed to a fixed number of stock units or options. As amended, each non-employee director may elect to receive (i) a number of stock units with a value on the date of grant equal to $60,000 or (ii) options to purchase a number of shares of stock, which options have an aggregate fair market value on the date of grant of $60,000 or (iii) a combination of stock units with a fair market value on the date of grant equal to $30,000 and options to purchase a number of shares of stock which options have an aggregate fair market value on the date of grant at $30,000. The fair market value for purposes of determining the number of stock units will be based on the closing price of our stock on May 1 of each award year; options will be valued on the grant date using the black scholes option pricing methodology. The amount a director ultimately receives will depend upon the performance of Lockheed Martin stock following the award. Upon a director's termination of service from our Board of Directors, the stock units will be distributed, at the director's election, in whole shares of our stock or in cash, in a lump sum or in up to ten annual installments. During the period a director's interest is represented by stock units, a director has no voting, dividend or other rights with respect to the shares, but will receive additional stock

                                DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

    units representing dividend equivalents (converted to stock units based on the closing market price of our common stock on the applicable dividend payment dates). Stock options are rights to purchase a specified number of shares of our common stock at an exercise price equal to 100 percent of the fair market value of the stock on the grant date. The options granted pursuant to the Directors Equity Plan are non-qualified stock options and have a term of ten years. Upon a director's normal retirement, or upon his or her death and/or disability, he or she will have the right to exercise the options. A director has no voting, dividend or other stockholder rights for the shares of common stock covered by an option until he or she becomes the holder of record of those shares. Except in certain circumstances, options and stock units vest on the first anniversary of grant. Upon a change in control (as defined in the Directors Equity Plan) a director's stock units and outstanding options become fully vested, and directors will have the right to exercise their options immediately. Prior to May 1, 2000, a director could elect to receive a fixed number of options, stock units or a combination of options and units rather than an amount that is based on a fixed market value.

(2) Effective May 1, 1999, the Board of Directors terminated the Directors Retirement Plan and death benefit. Upon termination of the Director's Retirement Plan, the present value of the benefits attributable to each current employee or non-employee director prior to that date was credited to each director's account under the Deferred Compensation Plan. Each director was given an opportunity to elect to receive a lump sum payment of the transferred amount on or about May 1, 2000. Upon termination of the death benefit, its actuarial value, for each non-employee director, was credited to the director's account under the Deferred Compensation Plan. Amounts credited from the Directors Retirement Plan and the death benefit are subject to the same investment and distribution choices as are available for other cash compensation deferred under the Deferred Compensation Plan.

(3) The Lockheed Martin Directors Deferred Compensation Plan provides non-employee directors the opportunity to defer up to 100 percent of the cash portion of their fees. Deferred amounts earn interest at a rate that tracks the performance of (i) the prime rate, (ii) the published index for the Standard & Poor's 500 (with dividends reinvested) or (iii) our common stock (with dividends reinvested), at the director's election. A participating director's deferred fees generally will be distributed (in a lump sum or in up to ten installments) in the January following the year in which the director terminates service.

(4) The Directors Charitable Award Plan provides that upon the death of a director, Lockheed Martin will make donations to tax-exempt organizations previously recommended by the director up to an aggregate of $1 million. Directors are vested under this plan if (a) they have served for at least five years on the Lockheed Martin Board of Directors, including service on the former Lockheed or Martin Marietta Boards of Directors, or (b) their service on the Lockheed Martin Board of Directors is terminated due to death, disability or retirement. Under the terms of the plan, if there is a change in control of Lockheed Martin, all participating directors in the plan shall immediately become vested. Those directors who previously served on Martin Marietta's Board of Directors became vested as a result of the combination of the businesses of Lockheed and Martin Marietta.

(5) Each non-employee director is provided travel accident insurance up to $1 million in the event the director is involved in an accident while traveling on business related to Lockheed Martin.

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following table shows the Lockheed Martin common stock owned by each named executive officer, director nominee, and all directors and executive officers as a group as of January 31, 2001. The stock owned by each director and executive officer represented less than 1 percent of the common stock outstanding. The stock owned by directors and executive officers as a group represented approximately 1 percent of the common stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the notes to this table.

------------------------------------------------------------------------
           NAME OF INDIVIDUAL OR                    AMOUNT AND NATURE OF
             IDENTITY OF GROUP                      BENEFICIAL OWNERSHIP
------------------------------------------------------------------------
Norman R. Augustine                                        946,376(1,2,3,10)
------------------------------------------------------------------------
Marcus C. Bennett                                          253,618(2,4,10)
------------------------------------------------------------------------
Vance D. Coffman                                         1,324,743(2,5,6,7)
------------------------------------------------------------------------
Robert B. Coutts                                           128,553(2,6,8)
------------------------------------------------------------------------
James F. Gibbons                                            13,646(3,9,10,11)
------------------------------------------------------------------------
Dain M. Hancock                                            170,471(2,12)
------------------------------------------------------------------------
Edward E. Hood, Jr.                                          8,659(3,13)
------------------------------------------------------------------------
Caleb B. Hurtt                                              30,606(3,10,14)
------------------------------------------------------------------------
Gwendolyn S. King                                            5,071(3,10,20)
------------------------------------------------------------------------
Douglas H. McCorkindale                                          0
------------------------------------------------------------------------
Frank H. Menaker, Jr.                                      356,885(2,6,15,20)
------------------------------------------------------------------------
Eugene F. Murphy                                            10,659(3,16)
------------------------------------------------------------------------
Frank Savage                                                24,482(3,7,9,16)
------------------------------------------------------------------------
Robert J. Stevens                                          113,137(2,6,18)
------------------------------------------------------------------------
James R. Ukropina                                           11,231(3,7,9,10)
------------------------------------------------------------------------
Douglas C. Yearley                                           8,308(3,9,10,20)
------------------------------------------------------------------------
All executive officers and directors as a
group (23 individuals including those named
above)                                                   4,271,920(2,6,19)
------------------------------------------------------------------------

NOTES TO TABLE:

 (1) Includes 923,600 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Augustine through the exercise of stock options.

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

 (2) The shares shown include an approximation of the number of shares attributable to the participant's account (if applicable) in the Lockheed Martin Salaried Savings Plan ("Salaried Savings Plan") as of January 31, 2001. Executive officers have voting power but do not have investment power over shares contributed by us as matching contributions to that plan. Executive officers have voting and investment power over shares purchased with their own contributions or contributed by us prior to January 1, 1997 as matching contributions to the Lockheed Martin Corporation Performance Sharing Plan. Shares shown also include an approximation of the number of stock units in the participant's account (if applicable) in the Lockheed Martin Corporation Supplemental Savings Plan ("Supplemental Plan") as of January 31, 2001. Amounts credited to a participant's account in the Supplemental Plan are distributed from the participant's account in the form of cash following the participant's termination of employment. There are no voting rights associated with stock units.

 (3) Includes stock units under the Lockheed Martin Corporation Directors' Deferred Stock Plan. As of January 31, 2001, each of Mrs. King and Messrs. Gibbons, Hood, Hurtt, Murphy, Savage, Ukropina and Yearley have been credited with 1,059 stock units and Mr. Augustine has been credited with 188 stock units. The directors do not have or share voting or investment power for their respective stock units.

 (4) Includes 206,683 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Bennett through the exercise of stock options.

 (5) Includes 1,100,000 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Dr. Coffman through the exercise of stock options.

 (6) In April 1996, our stockholders approved the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (the "DMICP") which provides certain key management employees the opportunity to elect annually to defer receipt until termination of service or beyond all or a portion of incentive compensation awards under the Lockheed Martin Management Incentive Compensation Plan ("MICP"). The DMICP provides that a participant may choose, at the time the MICP deferral election is made, between two accounts (the "Interest Investment Option" or the "Stock Investment Option") pursuant to which earnings on deferred amounts will accrue. Under the Stock Investment Option, earnings on deferred amounts will accrue at a rate that tracks the performance of our common stock (including reinvestment of dividends). Under the Interest Investment Option, earnings on deferred amounts will accrue at a rate equivalent to the then published rate for computing the present value of future benefits under Cost Accounting Statement 415, Deferred Compensation. If applicable, the shares shown include an approximation of the number of stock units in the participant's account as of January 31, 2001. Participants do not generally have or share voting or investment power for their respective stock units.

 (7) Includes stock units under the Lockheed Martin Directors Deferred Compensation Plan representing deferred cash compensation for Mr. Savage and transferred amounts from the terminated Lockheed Martin Directors Retirement Plan and directors death benefit for Dr. Coffman and Mr. Ukropina. As of December 31, 2000, Mr. Savage, Dr. Coffman and

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     Mr. Ukropina have been credited with 12,875, 2,862 and 2,923 stock units, respectively. The directors do not have or share voting or investment power for their respective stock units.

 (8) Includes 86,200 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Coutts through the exercise of stock options.

 (9) Includes shares held in trust under the former Lockheed Directors Deferred Compensation Plan, pursuant to which $5,000 was paid annually on behalf of each non-employee director to a trust maintained for the purpose of purchasing Lockheed common stock on the open market for the benefit of non-employee directors. All shares in the trust were exchanged for our common stock after the combination of the Lockheed and Martin Marietta businesses. Other cash amounts voluntarily deferred by directors are credited with interest at the current rate of interest specified and published by the Secretary of the Treasury pursuant to Public Law 92-41, 85 Stat. 97. Deferred amounts are distributable after a participant ceases to be a director. In the event a participant's status as a director is involuntarily terminated other than by death, all deferred cash remuneration (plus interest) and all common stock in the director's trust account will be distributed within fifteen days of termination. As of January 31, 2001, Messrs. Gibbons, Savage, Ukropina and Yearley have been credited with 4,656; 2,502; 494 and 494 shares, respectively, pursuant to the plan. The directors do not have or share voting or investment power for their respective shares held in the trust except in the event of a tender offer.

(10) Includes stock units under the Lockheed Martin Corporation Directors Equity Plan. As of January 31, 2001, each of Mrs. King and Messrs. Hurtt, Ukropina and Yearley has been credited with 3,494 stock units respectively; Mr. Augustine has been credited with 2,246 units and Messrs. Bennett and Gibbons have been credited with 2,870 units. The directors do not have or share voting or investment power for their respective stock units.

(11) Includes 1,800 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Gibbons through the exercise of stock options.

(12) Includes 115,000 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Hancock through the exercise of stock options.

(13) Includes 3,600 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Hood through the exercise of stock options.

(14) Includes 19,844 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Hurtt through the exercise of stock options.

(15) Includes 290,400 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Menaker through the exercise of stock options.

(16) Includes 3,600 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Murphy through the exercise of stock options.

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

(17) Includes 3,600 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Savage through the exercise of stock options.

(18) Includes 73,100 shares not currently owned but which could be acquired within 60 days following January 31, 2001 by Mr. Stevens through the exercise of stock options.

(19) Includes 703,700 shares of common stock not currently owned by members of the group but which could be acquired within 60 days following January 31, 2001 through the exercise of stock options.

(20) Shared voting and investment power.

                COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors (and persons who own more than 10 percent of our equity securities) file reports of ownership and changes in ownership with the SEC, the New York Stock Exchange and with us. Based solely on our review of copies of forms we have received or written representations from reporting persons, we believe that all ownership filing requirements were timely during 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

The following table shows information regarding each person known to be a "beneficial owner" of more than 5 percent of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities. All information shown is based on information reported on Schedule 13G on the dates indicated in the notes to this table.


-------------------------------------------------------------------------------------------
                                                               AMOUNT AND
                                                               NATURE OF
                                                CLASS OF       BENEFICIAL       PERCENT OF
  NAME AND ADDRESS OF BENEFICIAL OWNER           STOCK         OWNERSHIP        CLASS OWNED
-------------------------------------------------------------------------------------------
U.S. Trust Co., National Association(1)          Common        88,085,528          20.4%
515 S. Flower Street, #2800
Los Angeles, California 90071

State Street Bank and Trust Company(2)           Common        85,362,217          19.8%
225 Franklin Street
Boston, Massachusetts 02110

Capital Research and Management Company          Common        25,966,200           6.0%
333 South Hope Street
Los Angeles, California 90071
-------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) As reported in Schedule 13G filed on February 14, 2001 by U.S. Trust Co., National Association ("U.S. Trust"). U.S. Trust has shared voting and dispositive power with respect to these shares. U.S. Trust has expressly disclaimed beneficial ownership of these shares. With respect to 78,073,418 shares of the shares reported, U.S. Trust acts as co-fiduciary for Lockheed Martin employee benefit plans (76,968,533 shares) and for other non-Lockheed employee benefit plans (1,104,885 shares) with State Street Bank and Trust Company ("State Street"). As a result of the two institutions' status as co-fiduciaries, both U.S. Trust and State Street have reported beneficial ownership of the 78,073,418 shares on their respective Schedules 13G.

(2) As reported in Schedule 13G filed on February 9, 2001 by State Street. State Street held 76,968,533 shares of common stock (approximately 18 percent) as trustee for certain Lockheed Martin employee benefit plans. State Street has shared voting and dispositive power with respect to these shares. In addition, State Street reported beneficial ownership of 8,393,684 shares of our common stock (approximately 2 percent) in various fiduciary capacities for beneficiaries not associated with Lockheed Martin, of which it has sole voting power for 6,390,793 shares, sole dispositive power for 8,370,322 shares, shared dispositive power for 23,362 shares and shared voting power for 230,238 shares. As noted above, with respect to 78,073,418 shares of the shares reported, State Street acts as co-fiduciary for certain benefit plans with U.S. Trust. Both U.S. Trust and State Street have reported on their respective Schedules 13G as having beneficial ownership of these 78,073,418 shares. State Street has expressly disclaimed beneficial ownership of the shares reported on its Schedule 13G.

                         STOCK PRICE PERFORMANCE GRAPH
--------------------------------------------------------------------------------

             COMPARISON OF CUMULATIVE TOTAL RETURN THROUGH 2000(1)
                         LOCKHEED MARTIN, S&P 500 INDEX
                           AND PEER ISSUERS INDEX(2)
[STOCK PRICE PERFORMANCE LINE GRAPH]

                                                           LMT                       S&P 500               PEER ISSUERS INDEX
                                                           ---                       -------               ------------------
Dec-95                                                     100                         100                         100
Mar-96                                                      97                         105                         105
Jun-96                                                     107                         110                         109
Sep-96                                                     116                         113                         120
Dec-96                                                     118                         123                         125
Mar-97                                                     109                         126                         116
Jun-97                                                     135                         148                         132
Sep-97                                                     139                         159                         142
Dec-97                                                     129                         164                         130
Mar-98                                                     148                         187                         141
Jun-98                                                     140                         193                         130
Sep-98                                                     134                         174                         112
Dec-98                                                     113                         211                         108
Mar-99                                                     101                         221                         110
Jun-99                                                     100                         237                         130
Sep-99                                                      89                         222                         115
Dec-99                                                      60                         255                          96
Mar-00                                                      56                         261                          86
Jun-00                                                      69                         254                          96
Sep-00                                                      92                         251                         138
Dec-00                                                      95                         232                         146

NOTES TO GRAPH:

(1) Assumes that the investment in Lockheed Martin Common Stock ("LMT") and each index was $100 on December 31, 1995 with reinvestment of dividends.

(2) The Peer Issuers Index is a market weighted index comprised of: The Boeing Company, General Dynamics Corporation, Litton Industries, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation and Raytheon Corporation.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

PHILOSOPHY

Our executive compensation program is structured to attract, motivate and retain talented executives and create an alignment of interests between our executives and stockholders. We design our program to ensure that total compensation for our executives is driven by both the short-term and long-term performance of each executive and Lockheed Martin and that each executive receives total compensation in a range competitive with that offered to executives with similar responsibilities at other companies of comparable size, complexity and quality. The program emphasizes stockholder return because a substantial portion of an executive's total compensation is based on the performance of the Corporation.

THE MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE AND STOCK OPTION
SUBCOMMITTEE

The Management Development & Compensation Committee ("Committee") is an independent committee consisting entirely of Board members who are neither officers nor employees of Lockheed Martin or its subsidiaries and who oversee the Corporation's executive compensation program. We review the executive compensation policies and programs and recommend the form and amount of compensation to be paid to executive officers. The Board reviews the recommendations of the Committee.

Certain performance-based compensation (such as employee stock options) is eligible for full tax deductibility under the Internal Revenue Code ("IRC") if certain requirements are met. The Stock Option Subcommittee is responsible for awarding performance-based compensation that is intended to qualify for deductibility under the IRC requirements. This report is submitted by both the Committee and Subcommittee and references to the term "Committee" include both.

METHODOLOGY

The Committee establishes levels of compensation through the use of survey data gathered by a nationally recognized, independent consulting firm specializing in executive compensation. Each year we examine compensation information from a group of 27 publicly held industrial companies of a size, complexity and quality similar to that of the Corporation (referred to as the "Comparator Group"). We make comparisons to the Comparator Group by using figures that have been weighted to reflect the relative size of the businesses, as measured by a regression analysis of sales. The Boeing Company and Raytheon Corporation are the only two companies that are included in both the Comparator Group and a group comprising the Peer Issuers Index set forth on page 19.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The specific components of compensation described below as well as total compensation for any individual executive generally are targeted at the 50(th) percentile of the Comparator Group. In 2000, based on the recommendations of our outside executive compensation experts, we adjusted base salary levels above or below the 50(th) percentile of the Comparator Group based upon such factors as consideration of experience and time in position, sustained job performance, demonstrated success in meeting or exceeding key financial and other objectives, proven ability to create shareholder value, and highly developed skills and abilities critical to the success of the business area or Corporation. These adjustments generally are reflected in the base salary component of compensation. Similar adjustments may be warranted in the long-term compensation component of compensation.

Although we use the survey data to determine a competitive level of total compensation, our process is subjective and we retain complete discretion over compensation decisions.

COMPENSATION STRUCTURE

Our executive compensation structure consists of:

       - Annual compensation -- includes base salary and annual incentive compensation; and
       - Long-term compensation -- includes stock options and long-term incentive performance awards. The Committee retains the authority to grant other forms of incentives from time to time.

Each element, other than base salary, is described below.

ANNUAL COMPENSATION -- INCENTIVE. The Lockheed Martin Management Incentive Compensation Plan provides an opportunity for executives to earn additional cash compensation based on the Committee's assessment of an executive's individual contribution to meeting pre-established performance goals of the Corporation or a relevant business area.

Each plan participant, including each executive officer, is assigned a targeted percentage of base salary determined by the level of importance and responsibility of the participant's position in the Corporation. The target percentages are in a range that is comparable to incentive targets for similar positions in the Comparator Group. The amount of incentive compensation generated by the target percentage is adjusted after assessment of business area performance, or in the case of corporate staff, overall corporate performance, as well as an individual's contribution to that performance. The resulting adjustments may increase or decrease the incentive award for a participant. For example, in the case of the Chief Executive Officer, if the maximum positive or negative adjustments for individual and corporate performance is made, the amount of incentive compensation can range from 0 to 195 percent of base salary.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Adjustments for business area and corporate performance are recommended by the executive office, subject to our review and approval. The adjustments for business area and corporate performance are based upon consideration of the achievement of targeted goals that include standard measures of financial performance such as orders, sales, earnings per share, return on equity, cash generation, and backlog. In addition, technical achievement, product performance and quality, satisfaction of critical program objectives, customer satisfaction, contract award fees and achievement of cost savings under the LM21 Program are also considered in evaluating corporate or business area performance.

In determining the adjustment for individual performance, we consider subjective criteria such as the individual's contributions to operational performance as well as the individual's adherence to and implementation of our policy on ethics and standards of conduct, customer satisfaction, and retention and development of key personnel.

We retain complete discretion in performing these reviews and in determining the amount of actual awards, if any. Consequently, no particular analytical weighting of criteria is required and actual awards may fall above or below the Comparator Group 50th percentile.

LONG-TERM COMPENSATION -- OMNIBUS PERFORMANCE AWARD PLAN. The Lockheed Martin Omnibus Plan provides for the granting of stock-based or cash-based incentive awards based on the Corporation's performance under specified criteria. During 2000, the Committee granted nonqualified stock options, made Long-Term Incentive Performance Award Program awards and granted restricted stock to the Chief Executive Officer.

STOCK AWARDS

Stock options were awarded to executive officers and a group of approximately 2,800 key personnel in 2000. All options awarded have an exercise price equal to the closing market price of our common stock on the date of grant and are subject to a vesting schedule. Information concerning the terms of stock option awards is shown in the table at page 29.

Consistent with our compensation philosophy, the Committee strives to provide option awards to key executives, as a multiple of base salary, near the average of similar long-term awards made by the Comparator Group subject to adjustment for individual factors described above under "Methodology." Nevertheless, the determination of the number of options awarded to any individual executive is within the complete discretion of the Committee.

A holder of restricted stock has the rights and privileges of a stockholder generally, including the right to vote and receive cash dividends, except that the holder may not sell, transfer, assign, pledge or encumber the restricted stock, and may forfeit the stock in certain circumstances, during a specified restriction period. The restriction period for restricted shares awarded to the Chief Executive Officer in 2000 lapses on one-half of the shares in two years and, for the remaining one-half shares, in four years. Information concerning terms of restricted stock grants is shown in the table at page 27.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Restricted stock historically has not been granted on a regular basis, and in the limited instances where such grants have been made, the number of restricted stock shares granted to executive officers is based upon recommendations made by an independent executive compensation firm relating to the retention practices of Fortune 100 companies which include the companies in the Comparator Group.

LONG-TERM INCENTIVE PERFORMANCE AWARD PROGRAM

Under the Long-Term Incentive Performance Award Program, each recipient is assigned a dollar target amount (the "Target Award"), the amount of which is within our complete discretion. At the end of a specified performance period, the actual cash award a participant would be eligible to receive may be larger or smaller than the Target Award, or no award at all, depending on the relative ranking at the end of that period of our total stockholder return to the total stockholder return of the companies in the Standard & Poor's 500 Index. To the extent any payment is made at the end of the performance period, 50 percent is paid in cash and 50 percent is deferred for two years in the form of phantom stock units. Information concerning additional terms of previous long-term incentive performance awards is shown in the table at page 31.

Compensation in 2000

CORPORATE PERFORMANCE

Following a comprehensive review of its business and operations that was prompted by a series of financial and operational setbacks in 1998 and 1999, the Chief Executive Officer instituted a strategic initiative designed to change the way the Corporation was structured and managed. The strategic initiative included among its goals, streamlining the operations of the Corporation, repositioning certain high potential businesses to unlock value through strategic partners and external capital, evaluating the divestiture of non-core businesses, and enhancing financial management processes. As a result of this strategic initiative, the Corporation was reorganized with the number of lines of business reduced from 27 to 17 and the sector level of management was eliminated. Replacing the sector structure were four core business areas lead by executive vice presidents. Three of the business areas are located outside Corporate Headquarters. Overall, management believes that the new business area structure has improved operating performance, customer focus and financial results. Seven businesses which were identified as divestiture candidates at the time of the strategic initiative announcement were sold, raising over $2 billion in proceeds. The evaluation of one additional business unit as a divestiture candidate is ongoing. The Corporation completed its acquisition of COMSAT Corporation and merged its Global Telecommunications business to include the former COMSAT businesses as well as the Corporation's commercial information technology services business (Integrated Business Solutions).

As part of the strategic initiative, management announced its intention to focus on cash flow generation and debt reduction to restore financial strength and flexibility. At the

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

conclusion of 2000, free cash flow generated by the Corporation exceeded $1.8 billion. Total debt decreased by approximately $2 billion reflecting the extinguishment of $2.4 billion of outstanding debt plus the acquisition of $400 million of COMSAT debt. The net debt to capitalization ratio (i.e., total debt, net of cash investments divided by debt plus equity) was reduced from 64 percent as of December 31, 1999 to 54 percent as of December 31, 2000.

In the area of operational performance, the Corporation successfully completed 95 percent of the over 500 operational performance events tracked internally. New contract orders were the highest in Lockheed Martin's history, and the Company's backlog reached a record level of $57.1 billion at one point in 2000. The Corporation was designated the successful bidder on 71 percent of the dollar value of competitive bids submitted by the Corporation and awarded in 2000 for new work (as opposed to follow-on work). At year-end 2000, the Corporation's backlog was $56.4 billion, up 23 percent from $45.9 billion at year-end 1999.

Finally, with respect to shareholder return, the Corporation reduced in early 2000 its dividend from previous levels in order to free up cash for debt reduction. As of December 31, 2000, the Corporation's stock price was $33.95 per share, as compared to $21.88 per share at the end of 1999, an increase of 55 percent or $5.9 billion in market capitalization. The Corporation's 2000 total shareholder return (increase in stock price plus dividends) was 58 percent, which compares favorably to the Peer Group average at 53 percent.

Relationship of Corporate Performance to Compensation

The Committee reviewed the compensation of the Chief Executive Officer and the other executive officers in the context of the Corporation's performance in 2000. The Committee considered not only the specific achievements made by the management with respect to financial performance, operational excellence and shareholder value but management's commitment to make changes in order to address past performance issues. In this regard, in performing its responsibilities, the Committee credited the Chief Executive Officer with the determination to initiate and implement structural and organizational changes. The Committee's view is that his leadership as supported by the management team was key to the Corporation's positive financial and operational performance this year and in meeting all the goals of the strategic initiative.

CEO Compensation in 2000

During 2000, Dr. Coffman received a base salary increase of 12 percent and a bonus of $2,500,000. The increases to Dr. Coffman's salary (awarded in October
2000) and bonus (awarded in January 2001) reflected the Committee's view that the Corporation had exceeded the performance goals set for the Corporation for 2000 as part of the strategic initiative and that his individual contribution to that performance had been a significant factor.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Dr. Coffman's long-term compensation consisted of 600,000 stock options, 75,000 shares of restricted stock and a long-term incentive performance award with a target of $3,350,000. The basis for the long-term compensation awards was two-fold. The Committee made the stock option award and long-term incentive performance award at the beginning of 2000, following a period of significant decline in the Corporation's stock price. The awards were made with a view towards tying Dr. Coffman's future compensation directly with the future return on the Corporation's stock. The restricted stock award, granted later in 2000, reflects the Committee's acknowledgement of Dr. Coffman's role in the Corporation's positive financial performance and the desire to further incentivize sustained high-level performance and provide for his long-term retention.

The value of Dr. Coffman's annual cash compensation consisting of base salary and bonus was approximately 27 percent above the Comparator Group while his long-term compensation was approximately 25 percent below the Comparator Group. Dr. Coffman's total compensation, consisting of annual cash compensation and long-term compensation, places him approximately 11 percent below the 50th percentile level of total compensation for companies included in the Comparator Group.

Compensation in 2000 Paid To Other Executives

For purposes of determining awards under the plan for the other named executive officers, the Committee measured the Corporation's or business area's performance against the various financial, business development and operations goals discussed above. During 2000, for purposes of awarding bonuses under the Management Incentive Compensation Plan, particular emphasis was placed on sales, cash-flow generation, orders and earnings per share. The compensation paid to each named executive was based on the Committee's assessment of the role each individual executive played in implementing the strategic initiative and in achieving successful financial and operational results for the Corporation.

Stock Ownership Guidelines

We believe that a close alignment of the interests of our executives and stockholders is imperative. Reflecting this belief, in 1995 the Board adopted stock ownership guidelines that apply to employees who participate in the Management Incentive Compensation Program and who have an annual base salary of $100,000 or more. These guidelines generally encourage covered employees to work towards maintaining levels of ownership of the Corporation's stock as a multiple of base salary.

Executive Compensation -- Tax Deductibility

For Federal income tax purposes, publicly held corporations are not permitted to deduct compensation paid to any named executive in excess of $1 million unless it is performance-based. As discussed previously, stock option grants and long-term incentive compensation awards under the Omnibus Plan are intended to meet the requirements for deductible performance-based compensation. We believe that the tax savings that would

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

result from further action to reduce exposure to the $1 million limitation is of insufficient magnitude to warrant alteration to the present compensation system, which we believe is achieving our compensation objectives and which retains our flexibility to exercise subjective judgment in assessing an executive's performance. The Committee has concluded that approximately $300,000 of the compensation awarded in 2000 is not deductible on account of the $1 million limitation.

Submitted by the Management Development & Compensation Committee and Stock Option Subcommittee,

Edward E. Hood, Jr.                     Eugene F. Murphy
Chairman -- Management Development &    Management Development & Compensation
   Compensation Committee                  Committee
Chairman -- Stock Option Subcommittee   Stock Option Subcommittee

Caleb B. Hurtt                          Frank Savage
Management Development & Compensation   Management Development & Compensation
   Committee                               Committee
                                        Stock Option Subcommittee
Gwendolyn S. King
Management Development & Compensation
   Committee
Stock Option Subcommittee

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

The following table shows annual and long-term compensation awarded, earned or paid for services in all capacities to the named executive officers for the fiscal year ended December 31, 2000. We paid no other annual or long-term compensation to the named executive officers during this period. Information in the "Option/SAR Grants in Last Fiscal Year" and "Total Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values" relate to stock options and stock appreciation rights (SARs) with respect to our Corporation.

--------------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM COMPENSATION
                                                                       -----------------------------------
                                        ANNUAL COMPENSATION                     AWARDS             PAYOUTS
                               -------------------------------------   -------------------------   -------
                                                         OTHER         RESTRICTED   SECURITIES                  ALL
                                                         ANNUAL          STOCK      UNDERLYING     LTIP        OTHER
  NAME AND PRINCIPAL            SALARY       BONUS     COMPENSATION(1) AWARDS(2)    OPTIONS/SARS   PAYOUTS   COMPENSATION(3)
       POSITION         YEAR      ($)         ($)         ($)             ($)          (#)         ($)          ($)
----------------------  --------------------------------------------------------------------------------------------------
----------------------  --------------------------------------------------------------------------------------------------
VANCE D. COFFMAN        2000   1,292,643   2,500,000      117,856      1,931,250      600,000         0          48,269
Chairman and Chief      1999   1,257,981           0       97,063              0      230,000         0          50,885
Executive Officer       1998   1,093,750   1,250,000       99,248              0      220,000         0          41,865
--------------------------------------------------------------------------------------------------------------------------

ROBERT J. STEVENS       2000     514,423     900,000       94,703              0      100,000         0          19,423
President and Chief     1999     343,750     261,000        5,962        476,563       40,000         0               0
Operating Officer       1998     266,346     232,300        6,891              0       24,000         0         275,566(4)
--------------------------------------------------------------------------------------------------------------------------

FRANK H. MENAKER, JR.   2000     570,752     594,600       10,272              0       90,000         0          21,942
Senior Vice President   1999     541,540     334,300       17,781        476,563       45,000         0          21,900
and General Counsel     1998     491,500     334,600       28,801              0       54,000         0          20,147
--------------------------------------------------------------------------------------------------------------------------

DAIN M. HANCOCK         2000     509,396     650,700       13,725              0      100,000         0          20,108
Executive Vice          1999     379,969     364,200       26,775        476,563       26,000         0          15,051
President               1998     358,615     266,200       81,626              0       26,000         0          14,794
Aeronautics
--------------------------------------------------------------------------------------------------------------------------

ROBERT B. COUTTS        2000     482,739     625,600        8,723              0      100,000         0          18,000
Executive Vice          1999     360,784     401,800       14,621        476,563       40,000         0          14,708
President               1998     264,754     244,600        9,133              0       14,000         0          10,667
Systems Integration
--------------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Amounts reported under the column generally represent amounts reimbursed for the payment of taxes and financial counseling fees. Some executives received certain perquisites from the Corporation. During 2000, the cost of the perquisites furnished to each executive officer, with the exception of Dr. Coffman and Mr. Stevens, did not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus of that executive officer as reported in the table above. Amounts reported in 2000 for Dr. Coffman include corporate aircraft charges of

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

    $40,493 for his spouse during business travel and $43,907 for the payment of taxes. Included in the amounts reported for Mr. Stevens are $86,609 for relocation expenses and $3,088 for the payment of taxes.

(2) Restricted stock was awarded on December 2, 1999 and on July 20, 2000 under the Lockheed Martin 1995 Omnibus Performance Award Plan. The grants are divided into two categories. Restrictions on one-third of the shares awarded in 1999 lapse on December 2, 2001 and restrictions on the remaining two-thirds lapse on December 2, 2003. Restrictions on one-half of the shares awarded in 2000 lapse on July 20, 2002 and restrictions on the remaining one-half lapse on July 20, 2004. Until the restrictions lapse, the recipient has the right to receive cash dividends on the restricted stock, the right to vote the restricted stock and will generally have the rights and privileges of a stockholder except that the recipient may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber the Restricted Stock. Restrictions will terminate immediately upon the recipient's death or total disability as described in the award agreement. Any shares on which restrictions have not lapsed will be forfeited in the event the recipient terminates his employment with the Corporation, except the shares will become nonforfeitable if following a change of control (as defined in the plan), the recipient terminates employment for good cause (as such term is defined in the award agreement) within two years of the change in control (and within six months from the date on which the circumstances constituting good cause exist). The Stock Option Subcommittee authorized recourse loans to the recipients that the recipients will use to pay the par value of $1 per share of restricted stock. The loan is payable in full approximately three years after the date of grant of restricted stock. No interest is payable on the loans; however, the loan recipient will be required to pay income taxes on interest which is imputed at the applicable federal rate. On December 31, 2000, 175,000 shares of restricted stock were outstanding at an aggregate value of $3,397,546.

(3) Amounts include the Corporation's 2000 contributions under the Lockheed Martin Salaried Savings Plan for Messrs. Coffman, Stevens, Menaker, Hancock, and Coutts of $5,250; $3,231; $3,231; $5,250; and $6,800, respectively, and the Corporation's 2000 contributions under the Lockheed Martin Supplemental Savings Plan for Messrs. Coffman, Stevens, Menaker, Hancock, and Coutts of $43,019; $16,192; $18,262; $14,858; and $11,200, respectively. The
    Corporation's contributions under the Lockheed Martin Salaried Savings Plan for Mr. Stevens totalled $0 in 1999 and $566 in 1998, and the Corporation's contributions under the Lockheed Martin Supplemental Savings Plan for Mr. Stevens totalled $0 in 1999 and $0 in 1998.

(4) Amount reported includes a retention agreement payment to Mr. Stevens of $275,000 in 1998.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 2000. These options to purchase our common stock were granted to the named executive officers under Lockheed Martin's 1995 Omnibus Performance Award Plan ("Omnibus Plan")(2).

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                                 VALUE AT ASSUMED
                               ---------------------------------------------------------------        ANNUAL RATES OF STOCK
                               NUMBER OF         % OF TOTAL                                          PRICE APPRECIATION FOR
                               SECURITIES        OPTIONS/SARS                                            OPTION TERM(3)
                               UNDERLYING        GRANTED TO        EXERCISE OR                      -------------------------
                               OPTIONS/SARS      EMPLOYEES IN      BASE PRICE       EXPIRATION         5%             10%
          NAME                  GRANTED           2000             ($/SHARE)           DATE            ($)            ($)
-------------------------      ----------------------------------------------------------------------------------------------
-------------------------      ----------------------------------------------------------------------------------------------
Vance D. Coffman                 600,000             7.1              18.50         1/30/2010       6,980,730      17,690,541

Robert J. Stevens                100,000             1.2              18.50         1/30/2010       1,163,455       2,948,424

Frank H. Menaker, Jr.             90,000             1.1              18.50         1/30/2010       1,047,110       2,653,581

Dain M. Hancock                  100,000             1.2              18.50         1/30/2010       1,163,455       2,948,424

Robert B. Coutts                 100,000             1.2              18.50         1/30/2010       1,163,455       2,948,424
-----------------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) No SARs were granted in 2000.

(2) Awards are granted at the discretion of the Stock Option Subcommittee, a disinterested subcommittee of the Board of Directors made up of non-employee directors, upon the recommendation of management. The Omnibus Plan requires that awards be evidenced by an award agreement setting forth the number and type of stock-based awards and the terms and conditions applicable to the award as determined by the Stock Option Subcommittee. Under the January 2000 award agreements, options vest and become exercisable in two equal installments on the first and second anniversary dates following the grant. Options expire 186 days following termination of employment, except in instances following death, disability, divestiture, layoff or retirement. In the event of death or disability, all outstanding options vest immediately and will expire ten years after the date of grant (i.e., the normal expiration date of the grant). In cases of layoff, the terms of all outstanding options will be unaffected. In cases of divestiture, the vesting schedule of any unvested options will be unaffected and all outstanding options will terminate five years from the effective date of the divestiture or on the option's normal expiration date, whichever occurs first. In cases of retirement on or after the first vesting date, the terms of all outstanding options will be unaffected by retirement.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

    Generally, retirement before the first vesting date is treated as a termination. In the event of a change of control, all options vest.

(3) The dollar amounts set forth in these columns are the result of calculations assuming 5% and 10% annual return rates (as required to be disclosed by SEC rules) and are not intended to forecast possible future appreciation, if any, of the Corporation's common stock price.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

The following table shows information for the named executive officers concerning:

(i) exercise of stock options and stock appreciation rights ("SARs") during 2000; and
(ii) the number and values of unexercised stock options and SARs as of December 31, 2000.

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                             SHARES                           UNDERLYING UNEXERCISED                       IN-THE-MONEY
                            ACQUIRED        VALUE         OPTIONS/SARS AT FISCAL YEAR END        OPTIONS/SARS AT FISCAL YEAR END
                            ON EXERCISE    REALIZED(1)    -------------------------------      ------------------------------------
         NAME                 (#)            ($)          EXERCISABLE       UNEXERCISABLE      EXERCISABLE ($)    UNEXERCISABLE ($)
----------------------      -------------------------------------------------------------------------------------------------------
----------------------      -------------------------------------------------------------------------------------------------------
Vance D. Coffman                   0              0         685,000            715,000             255,750            9,270,000

Robert J. Stevens                  0              0          53,100            120,000                   0            1,545,000

Frank H. Menaker, Jr.              0              0         222,900            112,500             324,767            1,390,500

Dain M. Hancock                    0              0          52,000            113,000                   0            1,545,000

Robert B. Coutts              10,000         73,813          66,200            120,000              43,478            1,545,000
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Value realized is equal to the difference between the option/SAR exercise price and the fair market value of our common stock on the date of exercise multiplied by the number of options/SARs exercised. The payment of related withholding taxes is not reflected in the table.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

This table shows grants of Long-Term Incentive Performance Awards awarded during 2000 pursuant to the Omnibus Plan(1) to the named executives.

----------------------------------------------------------------------------------------------------------------
                            NUMBER OF          PERFORMANCE OR                   ESTIMATED FUTURE PAYOUTS
                            SHARES, UNITS    OTHER PERIOD UNTIL           UNDER NON-STOCK PRICE-BASED PLANS
                            OR OTHER           MATURATION OR          ------------------------------------------
         NAME               RIGHTS                 PAYOUT             THRESHOLD(2)      TARGET(3)     MAXIMUM(4)
----------------------      ------------------------------------------------------------------------------------
----------------------      ------------------------------------------------------------------------------------
Vance D. Coffman                 --          1/01/00 - 12/31/02         837,500         $3,350,000    $6,700,000

Robert J. Stevens                --          1/01/00 - 12/31/02         168,750            675,000     1,350,000

Frank H. Menaker, Jr.            --          1/01/00 - 12/31/02         162,500            650,000     1,300,000

Dain M. Hancock                  --          1/01/00 - 12/31/02         187,500            750,000     1,500,000

Robert B. Coutts                 --          1/01/00 - 12/31/02         187,500            750,000     1,500,000
----------------------------------------------------------------------------------------------------------------

(1) Awards are granted at the discretion of the Stock Option Subcommittee, a disinterested subcommittee of the Board of Directors made up of non-employee directors, upon the recommendation of management. The Omnibus Plan requires that awards be evidenced by an award agreement setting forth the applicable Performance Goals and the terms and conditions applicable to the award as determined by the Stock Option Subcommittee. Under the January 2000 award agreements, each award recipient is assigned a dollar target. The amount earned at the end of the performance period may be greater or lesser than the target, depending upon the Corporation's Total Stockholder Return ("TSR") relative to the TSR of each of the other corporations in the Standard & Poor's 500 Index. At the end of the performance period, 50 percent of the amount earned is payable; the remaining 50 percent of the award is deferred for two years and treated during that period as if it were invested in the Corporation's common stock. Amounts deferred become payable on the second anniversary date of the end of the performance period. Awards are forfeited following termination of employment prior to the end of the performance period (or second anniversary of the end of the performance period in the case of the deferred portion), except in instances following death, divestiture, disability, retirement or layoff, in which case the award shall be prorated accordingly. In the event of a change of control during the performance period, the performance period shall terminate and a pro-rated portion of an award shall be paid to the participant. If a change of control occurs after the end of the performance period but before the second anniversary of the end of the performance period, the remaining 50 percent of the award will be payable. Amounts payable generally can be deferred under the Lockheed Martin Deferred Management Incentive Compensation Plan.

(2) The minimum amount payable under the plan is 25 percent of the target, payable if the Corporation's TSR relative to the TSR performance of other corporations in the Standard & Poor's 500 Index is equal to or exceeds the 40th percentile ranking. If the Corporation's TSR performance is below the 40th percentile ranking, the amount payable is zero.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

(3) The target award is payable under the plan if the Corporation's TSR relative to the TSR performance of other corporations in the Standard & Poor's 500 Index is equal to or exceeds the 60th percentile ranking.

(4) The maximum award of 200 percent of target is payable under the plan if the Corporation's TSR relative to the TSR performance of other corporations in the Standard & Poor's 500 Index is equal to or exceeds the 85th percentile ranking.

                               EXECUTIVE BENEFITS

The Lockheed Martin Post-Retirement Death Benefit Plan for Elected Officers provides a death benefit for retired elected officers at a level of 1.5 times the officer's base salary at the time of retirement. The amount payable under the plan is reduced to the extent an officer has not waived his or her benefits (if any) under the Martin Marietta Post-Retirement Death Benefit Plan or the Lockheed Post Retirement Death Benefit Plan. During active employment, our officers are provided personal liability insurance coverage of $5 million and accidental death and dismemberment coverage of $1 million.

Deferred Management Incentive Compensation Plan

The Lockheed Martin Deferred Management Incentive Compensation Plan provides key management employees the opportunity to defer receipt of all or a portion of an incentive compensation award or long-term incentive performance award. The deferred amount with accrued earnings generally will be paid in a lump sum or in up to fifteen annual installments as elected by the employee at the time the employee makes a deferral election. A participant may elect to receive earnings on amounts deferred under the plan by reference to either (i) the published rate for computing the present value of future benefits under Cost Accounting Standard No. 415; or (ii) the performance of our common stock (including reinvestment of dividends). All amounts accumulated under the plans must be paid in a lump sum within fifteen days following a change of control.

Retention Agreements

We have entered into retention agreements with certain of our officers. If we win a specified major program competition, and the covered executive remains employed through December 31, 2001, the benefit ("retention benefit") will be equal to two times annual base salary at time of payment and the average of the prior three years' actual bonus payments. If we do not win the specified program competition, the retention benefit will be reduced by one-third. If the covered executive terminates employment with us prior to December 31, 2001, for reasons other than good cause or substantial and serious cause as defined in the agreement, a pro rata share of the retention benefit, reduced by one-third, will be paid. If the executive is terminated by Lockheed Martin for other than substantial and serious cause or if the executive resigns for good cause, the full retention benefit is payable. In the event the specified program award decision is delayed beyond

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

December 31, 2001, one-third of the retention benefit may be deferred, or paid, at the discretion of the Management Development and Compensation Committee of the Board of Directors. If the specified major program competition results in a partial award to the Corporation, the partial award will be considered a competition win. Mr. Hancock has a retention agreement.

                           DEFINED CONTRIBUTION PLANS

We sponsor a number of different defined contribution plans which cover nearly all our employees. During 2000, the Lockheed Martin Salaried Savings Plan ("Salaried Savings Plan") covered the named executive officers.

The Salaried Savings Plan permits eligible employees to make regular savings contributions on a pre-tax or after-tax basis. For the year ended December 31, 2000, participants could contribute up to 17 percent of their current base salary (maximum of 16 percent on a pre-tax basis) subject to Internal Revenue Code limitations. In addition, we made a matching contribution to the participant's account equal to 50 percent of up to the first 8 percent of compensation contributed by the participant.

All contributions to the Salaried Savings Plan are 100 percent vested. Full distribution under the Salaried Savings Plan is generally made upon the termination, layoff, retirement, disability or death of the participant.

Participants in the Salaried Savings Plan may direct the investment of employee contributions among eleven different investment options including unitized funds invested in our common stock. All of our matching contribution is invested in the ESOP Stock Fund, which is in part funded by an employee stock ownership feature of the plan.

Because of Internal Revenue Code limitations on annual contributions to the Salaried Savings Plan, certain employees are not allowed to elect to contribute the maximum 17 percent of compensation otherwise permitted by the Salaried Savings Plan. The Lockheed Martin Supplemental Savings Plan ("Supplemental Plan") has been established for certain Salaried Savings Plan participants affected by these limits. Earnings credited to a Supplemental Plan account mirror the participant's investment elections under the Salaried Savings Plan including investments in our common stock, except that investments in the Supplemental Plan reflect only bookkeeping entries rather than actual purchases of the underlying instruments. The Supplemental Plan provides for payment following termination of employment in a lump sum or up to twenty annual installments. All amounts accumulated and unpaid under the Supplemental Plan must be paid in a lump sum within fifteen calendar days following a change in control (as defined in the plan document).

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

             MAXIMUM ANNUAL BENEFIT PAYABLE UPON NORMAL RETIREMENT
                            LOCKHEED PENSION PLAN(1)

----------------------------------------------------------------------------------
 FIVE YEAR
  AVERAGE      15 YEARS OF   20 YEARS OF   25 YEARS OF   30 YEARS OF   40 YEARS OF
COMPENSATION     SERVICE       SERVICE       SERVICE       SERVICE       SERVICE
----------------------------------------------------------------------------------
 $  100,000    $   21,915    $   29,220    $   36,525    $   43,830    $   58,635
----------------------------------------------------------------------------------
    150,000        33,165        44,220        55,275        66,330        88,635
----------------------------------------------------------------------------------
    200,000        44,415        59,220        74,025        88,830       118,635
----------------------------------------------------------------------------------
    300,000        66,915        89,220       111,525       133,830       178,635
----------------------------------------------------------------------------------
    400,000        89,415       119,220       149,025       178,830       238,635
----------------------------------------------------------------------------------
    500,000       111,915       149,220       186,525       223,830       298,635
----------------------------------------------------------------------------------
    600,000       134,415       179,220       224,025       268,830       358,635
----------------------------------------------------------------------------------
    700,000       156,915       209,220       261,525       313,830       418,635
----------------------------------------------------------------------------------
    800,000       179,415       239,220       299,025       358,830       478,635
----------------------------------------------------------------------------------
    900,000       201,915       269,220       336,525       403,830       538,635
----------------------------------------------------------------------------------
  1,000,000       224,415       299,220       374,025       448,830       598,635
----------------------------------------------------------------------------------
  1,200,000       269,415       359,220       449,025       538,830       718,635
----------------------------------------------------------------------------------
  1,400,000       314,415       419,220       524,025       628,830       838,635
----------------------------------------------------------------------------------
  1,600,000       359,415       479,220       599,025       718,830       958,635
----------------------------------------------------------------------------------
  1,800,000       404,415       539,220       674,025       808,830     1,078,635
----------------------------------------------------------------------------------
  2,000,000       449,415       599,220       749,025       898,830     1,198,635
----------------------------------------------------------------------------------
  2,500,000       561,915       749,220       936,525     1,123,830     1,498,635
----------------------------------------------------------------------------------
  3,000,000       674,415       899,220     1,124,025     1,348,830     1,798,635
----------------------------------------------------------------------------------
  3,500,000       786,915     1,049,220     1,311,525     1,573,830     2,098,635
----------------------------------------------------------------------------------
  4,000,000       899,415     1,199,220     1,499,025     1,798,830     2,398,635
----------------------------------------------------------------------------------
  4,500,000     1,011,915     1,349,220     1,686,525     2,023,830     2,698,635
----------------------------------------------------------------------------------

NOTES TO TABLE:

(1) The Lockheed Plan formula only recognizes service for benefit accruals up to 40 years.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

             MAXIMUM ANNUAL BENEFIT PAYABLE UPON NORMAL RETIREMENT
                             MARTIN PENSION PLAN(1)

------------------------------------------------------------------------------------------------
 THREE YEAR
  AVERAGE      15 YEARS OF   20 YEARS OF   25 YEARS OF   30 YEARS OF   40 YEARS OF   45 YEARS OF
COMPENSATION   SERVICE(2)    SERVICE(2)    SERVICE(2)    SERVICE(3)    SERVICE(3)    SERVICE(3)
------------------------------------------------------------------------------------------------
 $  100,000    $   21,184    $   28,245    $   35,306    $   51,139    $   56,929    $   64,429
------------------------------------------------------------------------------------------------
    150,000        32,434        43,245        54,056        78,639        87,034        98,378
------------------------------------------------------------------------------------------------
    200,000        43,684        58,245        72,806       106,139       117,284       132,409
------------------------------------------------------------------------------------------------
    300,000        66,184        88,245       110,306       161,139       177,784       200,471
------------------------------------------------------------------------------------------------
    400,000        88,684       118,245       147,806       216,139       238,284       268,534
------------------------------------------------------------------------------------------------
    500,000       111,184       148,245       185,306       271,139       298,784       336,596
------------------------------------------------------------------------------------------------
    600,000       133,684       178,245       222,806       326,139       359,284       404,659
------------------------------------------------------------------------------------------------
    700,000       156,184       208,245       260,306       381,139       419,784       472,721
------------------------------------------------------------------------------------------------
    800,000       178,684       238,245       297,806       436,139       480,284       540,784
------------------------------------------------------------------------------------------------
    900,000       201,184       268,245       335,306       491,139       540,784       608,846
------------------------------------------------------------------------------------------------
  1,000,000       223,684       298,245       372,806       546,139       601,284       676,909
------------------------------------------------------------------------------------------------
  1,200,000       268,684       358,245       447,806       656,139       722,284       813,034
------------------------------------------------------------------------------------------------
  1,400,000       313,684       418,245       522,806       766,139       843,284       949,159
------------------------------------------------------------------------------------------------
  1,600,000       358,684       478,245       597,806       876,139       964,284     1,085,284
------------------------------------------------------------------------------------------------
  1,800,000       403,684       538,245       672,806       986,139     1,085,284     1,221,409
------------------------------------------------------------------------------------------------
  2,000,000       448,684       598,245       747,806     1,096,139     1,206,284     1,357,534
------------------------------------------------------------------------------------------------
  2,500,000       561,184       748,245       935,306     1,371,139     1,508,784     1,697,846
------------------------------------------------------------------------------------------------
  3,000,000       673,684       898,245     1,122,806     1,646,139     1,811,284     2,038,159
------------------------------------------------------------------------------------------------
  3,500,000       786,184     1,048,245     1,310,306     1,921,139     2,113,784     2,378,471
------------------------------------------------------------------------------------------------
  4,000,000       898,684     1,198,245     1,497,806     2,196,139     2,416,284     2,718,784
------------------------------------------------------------------------------------------------
  4,500,000     1,011,184     1,348,245     1,685,306     2,471,139     2,718,784     3,059,096
------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) All figures listed in the chart above are benefits payable under the greater of the Lockheed Martin Retirement Program or the Lockheed Martin Retirement Income Plan.

(2) When the Martin Plan was amended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a modified version of the existing benefit

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

    accrual formula was preserved for certain employees who were participants in the Plan prior to October 1, 1975 ("Pre-ERISA Formula"). Employees who became participants after that date accrue benefits under a different formula ("Post-ERISA Formula"). In January 1991, the Martin Plan was amended to provide that future accruals for all highly compensated employees would be based on the Post-ERISA Formula. As a result of the amendment, if an employee receives less from the Martin Plan than would have been otherwise received under the Pre-ERISA Formula, the Corporation intends to make up the difference out of general corporate assets. The amounts in this column are calculated under the Post-ERISA formula.

(3) Calculated under the Pre-ERISA formula.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

             MAXIMUM ANNUAL BENEFIT PAYABLE UPON NORMAL RETIREMENT
                       LOCKHEED MARTIN RETIREMENT PROGRAM

------------------------------------------------------------------------------------------------
 THREE YEAR
  AVERAGE      15 YEARS OF   20 YEARS OF   25 YEARS OF   30 YEARS OF   40 YEARS OF   45 YEARS OF
COMPENSATION     SERVICE       SERVICE       SERVICE       SERVICE       SERVICE       SERVICE
------------------------------------------------------------------------------------------------
 $  100,000    $   21,184    $   28,245    $   35,306    $   42,367    $   56,929    $   64,429
------------------------------------------------------------------------------------------------
    150,000        32,434        43,245        54,056        64,867        86,929        98,179
------------------------------------------------------------------------------------------------
    200,000        43,684        58,245        72,806        87,367       116,929       131,929
------------------------------------------------------------------------------------------------
    300,000        66,184        88,245       110,306       132,367       176,929       199,429
------------------------------------------------------------------------------------------------
    400,000        88,684       118,245       147,806       177,367       236,929       266,929
------------------------------------------------------------------------------------------------
    500,000       111,184       148,245       185,306       222,367       296,929       334,429
------------------------------------------------------------------------------------------------
    600,000       133,684       178,245       222,806       267,367       356,929       401,929
------------------------------------------------------------------------------------------------
    700,000       156,184       208,245       260,306       312,367       416,929       469,429
------------------------------------------------------------------------------------------------
    800,000       178,684       238,245       297,806       357,367       476,929       536,929
------------------------------------------------------------------------------------------------
    900,000       201,184       268,245       335,306       402,367       536,929       604,429
------------------------------------------------------------------------------------------------
  1,000,000       223,684       298,245       372,806       447,367       596,929       671,929
------------------------------------------------------------------------------------------------
  1,200,000       268,684       358,245       447,806       537,367       716,929       806,929
------------------------------------------------------------------------------------------------
  1,400,000       313,684       418,245       522,806       627,367       836,929       941,929
------------------------------------------------------------------------------------------------
  1,600,000       358,684       478,245       597,806       717,367       956,929     1,076,929
------------------------------------------------------------------------------------------------
  1,800,000       403,684       538,245       672,806       807,367     1,076,929     1,211,929
------------------------------------------------------------------------------------------------
  2,000,000       448,684       598,245       747,806       897,367     1,196,929     1,346,929
------------------------------------------------------------------------------------------------
  2,500,000       561,184       748,245       935,306     1,122,367     1,496,929     1,684,429
------------------------------------------------------------------------------------------------
  3,000,000       673,684       898,245     1,122,806     1,347,367     1,796,929     2,021,929
------------------------------------------------------------------------------------------------
  3,500,000       786,184     1,048,245     1,310,306     1,572,367     2,096,929     2,359,429
------------------------------------------------------------------------------------------------
  4,000,000       898,684     1,198,245     1,497,806     1,797,367     2,396,929     2,696,929
------------------------------------------------------------------------------------------------
  4,500,000     1,011,184     1,348,245     1,685,306     2,022,367     2,696,929     3,034,429
------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                                 PENSION PLANS

We sponsor a number of pension plans for employees. During 2000, the named executive officers participated in the Lockheed Martin Retirement Program ("LMRP"), which is made up of a number of component pension plans, including the:

       - Lockheed Martin Retirement Plan for Certain Salaried Employees (the "Lockheed Plan") which covers former Lockheed employees;
       - Lockheed Martin Retirement Income Plan (the "Martin Plan") which covers former Martin employees, and
       - Lockheed Martin Federal Systems Retirement Plan (the "Federal Systems Plan") which covers former Federal Systems employees.

The calculation of retirement benefits under the LMRP is determined by a formula which takes into account the participant's years of credited service and average compensation for the highest three years of the last ten years of employment with us preceding retirement. Average compensation includes the employee's normal rate of pay (without overtime), bonuses earned under the MICP and lump sum payments in lieu of a salary increase. Normal retirement age is 65; however, benefits are payable as early as age 55 at a reduced amount or without reduction at age 60. Certain employees who retire between ages 60 and 62 are eligible for supplemental payments ending at age 62.

During a five-year period ending on June 30, 2002, an employee who participated in the Lockheed Plan or the Martin Plan prior to July 1, 1997 will receive a pension calculated in accordance with the formula used in the LMRP or if the pension benefit would be greater, in accordance with the formula under the Lockheed Plan or the Martin Plan, whichever is applicable. After the transition period, the employee will receive a pension calculated in accordance with the formula used in the LMRP for all service or if the pension benefit would be greater, in accordance with the heritage plan formula for service through the end of the transition period plus the LMRP formula for service after the transition period.

Employees who actively participated in the Federal Systems Plan on December 31, 1998 will receive a pension calculated in accordance with the formula used in the LMRP or if the pension benefit would be greater, in accordance with the formula under the Federal Systems Plan in effect as of December 31, 1998. There is no five-year transition period associated with the Federal Systems Plan.

The formula for calculating pension benefits under the Lockheed Plan is similar to that used in the LMRP except that average compensation is based on the highest five consecutive years of the last ten years of employment. In addition, if an employee's age and years of credited service equal or exceed 85, a participant can retire as early as age 55 without reduction.

The formula for calculating pension benefits under the Martin Plan is similar to that used in the LMRP except that the formula takes into account amounts earned during the year

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

as base salary, MICP bonuses awarded that year, lump sum payments in lieu of a salary increase and overtime. Certain participants who retire as early as age 55 are also eligible for supplements payable until age 62 based on years of credited service, if they retire during the five year transition period ending June 30, 2002. The Martin Plan also contains Personal Pension Accounts (PPA) and Voluntary Pension Accounts (VPA) for employees who became employees of Martin Marietta as a result of the GE Aerospace combination. These account balances are available as a lump sum at termination or can be converted to an annuity.

The calculation of retirement benefits under the Federal Systems Plan is based on a formula which takes into account the participant's years of credited service and pay over the career of the employee. Pay currently includes salary, commissions, overtime, shift differential, lump sum pay in lieu of a salary increase, MICP bonuses awarded that year, and 401(k) and pre-tax contributions. The Federal System Plan also contains a Personal Retirement Provision (PRP) which is an account balance based on past allocations. This account balance is available as a lump sum at termination or can be converted to an annuity.

Certain salaried employees also participate in nonqualified supplemental retirement plans. These supplemental plans pay benefits in excess of Internal Revenue Code limits on qualified plan benefits or in some instances in accordance with a grandfathered or special pension formula. The supplemental plans generally pay benefits at the same time and in the same form as benefits are paid under the LMRP, although lump sum payments are available under some supplemental plans. The plans providing supplemental benefits to the Lockheed Plan provide that any participant receiving annuity benefits under such plans at the time of a change in control of Lockheed, as defined, will receive, in lieu of the continuation of such annuity payments, the actuarial equivalent of such benefits in a lump sum payable within thirty calendar days following the change in control.

As of December 31, 2000, the estimated annual benefits payable upon retirement at age 65 for the individuals named in the compensation table, based on continued employment at current compensation, are as follows: Dr. Coffman $2,443,878; Mr. Stevens $565,946; Mr. Menaker $676,436; Mr. Hancock $659,675;
and Mr. Coutts $746,369. These amounts (as do the amounts shown on the tables) include benefits payable under the supplemental plans. The years of credited service as of December 31, 2000, for Messrs. Coffman, Stevens, Menaker, Hancock, and Coutts were 33 years, 13 years, 29 years, 33 years, and 28 years, respectively.

For Messrs. Stevens and Coutts, the LMRP formula for all service yields the greater projected benefit. In addition to the LMRP determined benefit, Mr. Coutts will receive the value of contributions he made prior to January 1, 1995 in the form of a lump sum or a five year certain life annuity. Based on current interest rates, the annual payment under the five-year certain life annuity beginning at age 65 is projected to be $8,133. For Messrs. Coffman and Hancock, the Lockheed Plan formula for service until June 30, 2002

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

and the LMRP formula for service thereafter yields the greater projected benefit. For Mr. Menaker, the greater projected benefit would be based on a special grandfathered formula under the Martin Plan for all service.

The amounts listed on the preceding tables are not subject to any deduction for Social Security benefits or other offsets and are computed as single life annuities. The pension tables show the estimated annual benefits payable upon retirement for specified earnings and years of service under the Lockheed Plan, the Martin Plan, and the Lockheed Martin Retirement Program.

                           PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The ratification of appointment of Ernst & Young LLP, although not required, is submitted to the stockholders because the Board believes it to be good corporate governance. Ernst & Young LLP fees for services provided to the Corporation for the last fiscal year are in the table below. If the stockholders fail to ratify the appointment, the Board will review the matter. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  ----------------------------------------------------------------------------------------------------
                     ERNST & YOUNG FEES                                 LAST FISCAL YEAR
  ----------------------------------------------------------------------------------------------------
  Audit Fees                                                               $ 6,000,000
  ----------------------------------------------------------------------------------------------------
  Financial Information Systems Design
  & Implementation                                                         $   300,000
  ----------------------------------------------------------------------------------------------------
  All other services*                                                      $16,000,000
  ----------------------------------------------------------------------------------------------------

* Includes statutory audits of foreign subsidiaries, audits of benefit plans, services related to Securities and Exchange Commission matters, acquisition and divestiture activities, and various tax, accounting and other matters.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS IN 2001.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

   MANAGEMENT PROPOSAL -- AMENDMENTS TO THE LOCKHEED MARTIN CORPORATION 1995
                         OMNIBUS PERFORMANCE AWARD PLAN

The Board of Directors recommends that the stockholders approve the following amendment to the 1995 Omnibus Performance Award Plan:

       RESOLVED, that the following amendments to the 1995 Omnibus Performance Award Plan ("Omnibus Plan"), which (i) increase the number of shares authorized for issuance by 16,000,000 to 57,000,000; (ii) remove references to reducing the price of a grant by amendment; and (iii) establish that no more than 10 percent of the shares authorized by this resolution may be granted as restricted shares (the "Omnibus Plan Amendments"), be, and hereby is, approved:

Section 5(a) is amended to read as follows:

"(a) Aggregate Share Limit. The Maximum number of shares of Stock that may be issued pursuant to all Share-Based Awards (including Incentive Stock Options) is 57,000,000, subject to adjustment as provided in this Section 5 or Section 7."

Section 8(d) is amended to read with the marked out language deleted:

"(d) Express Authority (and Limitations on Authority) to Change Terms of Awards. Without limiting the Committee's authority under other provisions of this Plan (including Sections 7 and 9), but subject to any express limitations of this Plan (including under Sections 7 and 9), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(b)), and to waive the Corporation's rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), [and (subject to stockholder approval) to reduce by amendment the exercise or purchase price of an outstanding Award, with or without adjusting any holding period or other terms of the Award,] in any case in such circumstances as the Committee deems appropriate."

A new Section 5(c) is added to the Omnibus Plan (and existing Section 5(c) through (h) are redesignated as Section 5(d) through (i)), as follows:

"(c) Shares Available For Restricted Stock Grants. The maximum number of shares of Stock that may be issued as restricted stock grants is 10 percent of the shares authorized by the stockholders at the 2001 Annual Meeting, subject to adjustment as provided in this Section 5 or Section 7."

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

BACKGROUND OF PROPOSED AMENDMENT TO THE 1995 OMNIBUS PERFORMANCE AWARD PLAN

The Lockheed Martin Omnibus Plan ("Plan"), as approved in 1995, authorized grants of up to 24,000,000 shares of common stock (subject to adjustment pursuant to Sections 5 or 7 of the Plan). At the Corporation's annual meeting in April 1998, the shareholders authorized an additional 17,000,000 be available for grant under the Plan. As of January 31, 2001, approximately 2,900,000 shares remained available for future grants. The Committee makes share-based awards to implement its philosophy of using compensation to attract and retain key employees. Share-based awards incentivize employees because payment under the award is directly linked to growth in shareholder value. The Corporation's practice has also been to make retention-based awards in limited circumstances. This practice has been primarily driven by highly competitive market conditions for experienced executive talent.

The Board of Directors, on February 22, 2001 recommended that the stockholders approve an amendment to the Plan, increasing by 16,000,000 the number of shares of common stock available under the Plan. Based upon the Corporation's public shares outstanding as of January 31, 2001 and accounting for unexercised stock options, and the remaining outstanding shares available for grant under the 1995 Plan, the projected dilution after the proposed issuance of 16,000,000 shares is expected to be less than 13 percent. The stockholders of Lockheed Martin Corporation are being asked to consider and approve the adoption of this amendment. The Board believes that the Plan has encouraged and rewarded participating officers and employees who have contributed to the success of Lockheed Martin.

In addition to the amendment authorizing the additional 16,000,000 shares for the Plan, the Board of Directors also approved on February 22, 2001 an amendment to the Plan deleting reference to authority to reduce the exercise or purchase price of an outstanding award by amendment and to impose a limit on the number of shares that may be awarded under the Plan as restricted shares to 10 percent of the shares authorized by the stockholders at the 2001 Annual Meeting (i.e., 1,600,000 shares).

DESCRIPTION OF THE 1995 OMNIBUS PERFORMANCE AWARD PLAN

Awards under the Plan may be granted to officers and other key salaried employees of Lockheed Martin and its subsidiaries. No individual, however, who beneficially owns stock possessing 5% or more of the combined voting power of all classes of stock of Lockheed Martin is eligible to participate. All officers of Lockheed Martin (two of whom are also directors of Lockheed Martin) are among those eligible to receive awards, subject to the discretion of the Committee (as defined below) to determine the particular individuals who, from time to time, will be selected to receive awards. The Plan authorizes awards in the form of stock options, stock appreciation rights, restricted stock and other share-based incentive awards, or cash-based incentive awards, such as performance units. Since the Plan's approval by the stockholders in 1995, almost all of the stock awards made under the

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

Plan have been in the form of non-qualified stock options, with the exception of one-time grants of restricted shares to certain officers for retention purposes. Beginning in 1998, the Corporation commenced making long-term incentive program awards payable in cash based on performance criteria set forth in the Plan and approved by the stockholders in 1995 and 2000.

The number of key salaried employees of Lockheed Martin and its subsidiaries eligible to receive awards in any given year is subject to the discretion of the Committee and has not been determined at this time. In addition, neither the individuals who are to receive awards, the number of awards that will be granted to any individual or group of individuals, nor the amounts to be payable with respect to awards, have been determined at this time. During 2000, approximately 2,800 employees received awards under the Plan in the form of stock options, one employee received a restricted stock award and 65 employees received long-term incentive plan awards. The Plan will remain in existence as to all outstanding awards until all such awards are either exercised or terminated; however, no award can be made after September 21, 2004.

TYPES OF AWARDS

Awards under the Plan may be in the form of non-qualified stock options, incentive stock options, stock appreciation rights (SARs), restricted stock and other share-based incentive awards, or cash-based incentive awards, such as performance units. Awards may be granted singly or in combination with other awards, consistent with the terms of the Plan. Each award will be evidenced by an award agreement entered into between Lockheed Martin and the recipient setting forth the specific terms and conditions applicable to that award. Awards under the Plan that are not vested or exercised generally will be nontransferable by a holder (other than by will or the laws of descent and distribution) and rights thereunder generally will be exercisable during the holder's lifetime only by the holder, subject to such exceptions as (consistent with applicable legal considerations) may be authorized from time to time by the Committee. The maximum term of unvested or unexercised awards under the Plan is ten years after the initial date of grant.

Stock options authorized under the Plan are rights to purchase a specified number of shares of Lockheed Martin common stock at an exercise price of not less than 100 percent of the fair market value of the stock on the date of grant during the period set forth in the award agreement.

Stock options that may be granted as incentive stock options will be granted with such additional terms as are necessary to satisfy the applicable requirements of the tax law. The fair market value of the Lockheed Martin common stock for which incentive stock options are exercisable for the first time by an optionee during any calendar year can not exceed $100,000 (measured as of the date of grant) under current tax law. Other awards are not limited in this manner. No incentive stock options have been granted to date under the Plan.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

SARs entitle the recipient to receive, upon exercise of the SAR, an amount (payable in cash and/or stock or other property) equal to the amount of the excess, if any, of the fair market value of a share of Lockheed Martin common stock on the date the SAR is exercised (or some lesser ceiling amount) over the base price of the SAR, which cannot be less than the fair market value of a share of Lockheed Martin common stock on the date the SAR was awarded or the exercise price of a related stock option. SARs may be granted on a free-standing basis, in relation to a stock option or in "tandem" with a stock option, such that the exercise of either the option or the SAR cancels the recipient's rights under the tandem award with respect to the number of shares so exercised. To date, no SARs have been awarded under the Plan.

Restricted stock is Lockheed Martin common stock issued to the recipient, typically for minimal lawful consideration and subject to certain risks of forfeiture and restrictions and limitations on transfer, the vesting of which may depend on individual or corporate performance, continued service or other criteria.

Other share-based incentive awards might include phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, similar securities or rights and other awards payable in or with a value derived from or a price related to the fair market value of the Lockheed Martin common stock, payable in Lockheed Martin common stock and/or cash, all on such terms as the Committee may approve. Such awards may be granted, become vested or be payable based upon the continued employment of a participant, or upon the attainment of specified corporate or individual performance goals (as in the case of performance stock or units).

The Plan also provides for the grant of long-term incentive awards that are not denominated nor payable in and do not have a value derived from the value of or a price related to shares of Lockheed Martin common stock and are payable only in cash. Under the federal tax laws ("Section 162(m)"), Lockheed Martin may not deduct certain compensation of over $1,000,000 in any year to the Chief Executive Officer or one of the four other most highly compensated executive officers of Lockheed Martin unless, among other things, this compensation qualifies as "performance-based compensation" under Section 162(m), and the material terms of the plan for such compensation are approved by stockholders. Cash-based awards to executive officers are intended to satisfy the requirements for performance-based compensation under Section 162(m). With reference to the cash-based awards, the material terms of the Plan include the eligible class of participants, the performance goal or goals and the maximum annual amount payable thereunder to any individual participant.

The eligible class of persons for cash-based awards under the Plan is all key salaried employees of Lockheed Martin and its subsidiaries. Cash-based awards granted to executive officers thereunder may be granted only in accordance with the requirements of Section 162(m), as set forth below. Cash-based awards to other key salaried employees

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

may or may not be limited by the requirements of Section 162(m), but will in any event be based on the performance goals described below.

The performance goals for cash-based awards under the Plan are any one or a combination of earnings per share, return on equity, total stockholder return and cash flow (each as defined in the Plan). These goals will be applied over either consecutive or rolling cycles of more than one but not more than five fiscal years. Specific cycles, weightings of more than one performance goal and target levels of performance upon which actual payments will be based, as well as the award levels payable upon achievement of specified levels of performance, will be determined by the Committee (as defined below) not later than the applicable deadline under Section 162(m) and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle. The Corporation's long-term incentive award program makes cash payments based using total stockholder return as the performance goal. Payments under the long-term incentive award program depend on the Corporation's total stockholder return relative to the total stockholder return of the companies that comprise the Standard & Poor's 500 Index over a predetermined term of years. Lockheed Martin believes that other specific performance targets (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect Lockheed Martin or mislead the public.

Appropriate adjustments to the performance goals and targets in respect of cash-based awards may be made by the Committee based upon objective criteria in the case of significant acquisitions or dispositions by Lockheed Martin, extraordinary gains or losses, material changes in accounting principles or practices, or certain other events that in any case were not anticipated (or the effects of which were not anticipated) at the time goals were established, in order to neutralize the effect of such events on the cash-based awards.

The Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under the cash-based awards prior to payment. Cash-based awards generally will be paid following the completion of each cycle. The Committee may retain discretion to reduce, but not increase, the amount payable under a cash-based award to any participant, notwithstanding the achievement of targeted performance goals. Cash-based awards may be accelerated in the event of a Change in Control of Lockheed Martin, as described below. The maximum amount payable to any participant under all cash-based awards during any calendar year will be $3,000,000. There is no maximum aggregate dollar amount of cash-based awards under the Plan.

In addition to cash-based awards, other types of awards under the Plan may be granted to qualify as performance-based compensation under Section 162(m). Stock options and SARs that are granted under the Plan at a fair market value exercise price are intended to qualify as performance-based compensation. In addition, other share-based awards (such as restricted stock or performance units) may be granted under the Plan to qualify as performance-based compensation under
Section 162(m). With reference to such other share-based awards intended to so qualify, the material terms of the Plan are similar to

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

those described above for cash-based awards: the eligible class of persons is all key salaried employees of Lockheed Martin and its subsidiaries, and the performance goals are any one or a combination of earnings per share, return on equity, total stockholder return and cash flow. The certification and payout procedures and nature of Committee discretion with respect to the other share-based awards are substantially the same as for the Section 162(m) cash-based awards. The maximum number of shares (or share units) of Lockheed Martin common stock that may be subject to all qualifying share-based awards, including stock options and SARs, that are granted to any participant during any calendar year will not exceed 1,000,000 shares (or share units), either individually or in the aggregate.

The Committee also has the authority to grant awards under the Plan in substitution for or as the result of the assumption of stock incentive awards held by employees of other entities who become employees of Lockheed Martin or a subsidiary as a result of a merger or acquisition of the entity.

Awards may be granted in connection with the surrender or cancellation of previously granted awards, or may be amended, under such terms and conditions, including numbers of shares and exercise price, exercisability or termination, that are the same as or different from the existing awards, all as the Committee may approve. If amended as proposed, the Plan would not provide authority to the Committee to reduce the exercise or purchase price of an award by the amendment of that award, except in the event of a change in control or upon certain reorganization or recapitalization events or certain anti-dilutive adjustments, as described below under "Authorized Shares; Other Provisions; Non-Exclusivity." Should the Committee determine that amendments to the award agreements to reduce the exercise or purchase price were appropriate, stockholder approval of that authority would be required.

ADMINISTRATION; CHANGE IN CONTROL

The Plan provides that it shall be administered by a committee of the Lockheed Martin Board ("Committee"), constituted so as to permit the plan to comply with the "non-employee director" provisions of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m). This role is currently filled by the Stock Option Subcommittee. The Committee has the authority within the terms and limitations of the Plan to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates and the treatment of an award in the event of the retirement, disability, death or other termination of a participant's employment with Lockheed Martin, and to construe and interpret the Plan. Such authority includes the discretion to accelerate, extend and reduce (subject to the limitations noted above) the exercise price of outstanding awards.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

The Committee is authorized to include specific provisions in award agreements relating to the treatment of awards in the event of a "Change in Control" of Lockheed Martin (as defined in the Plan) and is authorized to take certain other actions in such an event. Change in Control under the Plan is defined generally to include a change in ownership involving 25 percent or more of the outstanding voting securities of Lockheed Martin (or a combined entity), a transfer of substantially all of its assets, or a change in a majority of the members of its Board of Directors as a result of any such change or reorganization or a contested election.

The Committee may delegate to the officers or employees of Lockheed Martin or its subsidiaries the authority to execute and deliver such instruments and documents and to take actions necessary, advisable or convenient for the effective administration of the Plan. It is intended generally that the share-based awards under the Plan and the Plan itself comply with and (as to share-based awards) be interpreted in a manner that, in the case of participants who are subject to Section 16 of the Exchange Act and for whom (or whose awards) the benefits of Rule 16b-3 are intended, satisfy the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under that Section. In general, the cash-based awards will not be subject to Section 16. The Plan provides that neither Lockheed Martin nor any member of the Lockheed Martin Board or of the Committee shall have any liability to any person for any action taken or not taken in good faith under the Plan.

AMENDMENT AND TERMINATION

The Lockheed Martin Board has the authority to amend, suspend or discontinue the Plan at any time, provided that no such action will affect any outstanding award in any manner adverse to the participant without the consent of the participant. The Plan may be amended by the Lockheed Martin Board without further stockholder approval, and no guidelines have been established relating to the nature of the amendments that may be made to the Plan without stockholder approval. Such approval, however, may be required (e.g., in the case of amendments that materially increase the available number of shares under the Plan) to satisfy tax rules applicable to performance-based compensation under Section 162(m) or to subsequent grants of incentive stock options, or to satisfy other applicable legal requirements. Amendments made without stockholder approval could increase the costs to Lockheed Martin under the Plan, although the amount thereof is not determinable. Because the Committee retains the discretion to set and change the specific targets for each performance period under a performance-based award intended to be exempt from Section 162(m), stockholder ratification of the performance goals will be required, in any event at five-year intervals in the future to exempt awards granted under the Plan from the limitations on deductibility. The stockholders last ratified the performance goals in April of 2000.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

AUTHORIZED SHARES; OTHER PROVISIONS; NON-EXCLUSIVITY

The number of shares of Lockheed Martin common stock that may be issued in respect of awards under the Plan currently may not exceed 41,000,000 shares. The Plan also authorizes the issuance of 24,000,000 share units representing share-based awards exercisable for or payable in cash. If the proposed amendment is adopted, the number of shares of common stock issuable under the Plan will be increased by 16,000,000; the number of share units representing share-based awards exercisable or payable in cash will remain 24,000,000. Shares of Lockheed Martin common stock subject to share-based awards payable in cash or stock (whether at the discretion of Lockheed Martin or the participant) will initially be counted against each of the share limit and the share unit limit. When payment is ultimately made in respect to the award in either shares or cash, a number of shares or share units relating to the alternative form of consideration not so paid will be recredited to the applicable limit.

The number and kind of shares available for grant and the shares subject to outstanding awards (as well as individual share and share unit limits on awards, performance targets and exercise prices of awards) may be adjusted to reflect the effect of a stock dividend, split, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, extraordinary dividend or other distribution or other similar transaction. Any unexercised or undistributed portion of any expired, cancelled, terminated or forfeited award, or alternative form of consideration under an award that is not paid in connection with the settlement of any portion of an award, will again be available for award under the Plan, whether or not the participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the participant's ownership was restricted or otherwise not vested. Although shares subject to cancelled options or SARs will be counted against the individual share-based award limits to the extent required by Section 162(m), only shares actually issued or share units actually paid will be charged against the aggregate share or share unit limits, respectively, under the Plan. Upon approval of the amendment by the stockholders, Lockheed Martin intends to register under the Securities Act of 1933 the additional 16,000,000 shares of Lockheed Martin common stock authorized for issuance under the Plan.

Full payment for shares purchased on exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise in cash or, if permitted by the Committee, in exchange for a promissory note in favor of Lockheed Martin, in shares of stock having a fair market value equivalent to the exercise price and withholding obligation, or any combination thereof, or pursuant to such "cashless exercise" procedures as may be permitted by the Committee. Any payment required in respect of other awards may be in such amount and in any lawful form of consideration as may be authorized by the Committee.

The Plan does not impose any minimum vesting periods on options or other awards. However, shares of stock acquired after exercise of an option may not, in the ordinary

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

course, be sold before the expiration of six months from the date of grant. The maximum term of an option or any other award is ten years.

The Plan is not exclusive and does not limit the authority of the Lockheed Martin Board or its committees to grant awards or authorize any other compensation, with or without reference to the Lockheed Martin common stock, under any other plan or authority. The Plan is not expected to be the exclusive cash incentive plan for eligible persons (including executive officers) of Lockheed Martin and its subsidiaries; other cash incentive plans (such as short-term or operating entity specific plans) may be retained and/or developed to implement Lockheed Martin's broader-based compensation objectives and policies. Approval of the proposed amendment to the Plan by the stockholders of Lockheed Martin Corporation will not be deemed to constitute an approval of any such other compensation, plan or authority.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general description of Federal income tax consequences to participants and Lockheed Martin relating to nonqualified and incentive stock options and certain other awards that may be granted under the Plan. This discussion does not purport to cover all tax consequences relating to stock options and other awards.

An optionee will not recognize income upon the grant of a nonqualified stock option to purchase shares of Lockheed Martin common stock. Upon exercise of the option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the Lockheed Martin common stock on the date the option is exercised over the option price for such stock. The tax basis of the option stock in the hands of the optionee will equal the option price for the stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the stock will commence on the day the option is exercised. An optionee who sells option stock will recognize capital gain or loss measured by the difference between the tax basis of the stock and the amount realized on the sale. Such gain or loss will be long-term if the stock is held for more than one year and short term if held for one year or less after exercise. Lockheed Martin or a subsidiary will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

An optionee will not recognize taxable income upon the grant of an incentive stock option to purchase shares of Lockheed Martin common stock, and will not recognize income upon exercise of the option, provided such optionee was an employee of Lockheed Martin or a subsidiary at all times from the date of grant until three months prior to exercise (or one year prior to exercise in the event of disability). For alternative minimum tax purposes, however, the amount by which the fair market value of the Lockheed Martin common stock on the date of exercise exceeds the option price will be includable in alternative minimum taxable income, and such amount will be added to the tax basis of such stock for

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

purposes of determining alternative minimum taxable income in the year the stock is sold. Where an optionee who has exercised an incentive stock option sells the shares acquired upon exercise more than two years after the grant date and more than one year after exercise, long-term capital gain or loss will be recognized equal to the difference between the sales proceeds and the option price. An optionee who sells such shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of (a) the difference between the option price and the fair market value of such shares on the date of exercise or (b) the difference between the option price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. Lockheed Martin or a subsidiary will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

The current federal income tax consequences of other awards authorized under the plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance bonuses are generally subject to tax measured by the value of the payment received; and cash-based awards generally are subject to tax at the time of payment. In each of the foregoing cases, Lockheed Martin will generally have (at the time the participant recognizes income) a corresponding deduction.

If, as a result of a change in control event, a participant's options or SARs or other rights become immediately exercisable, or restrictions immediately lapse on an award, or cash, shares or other benefits covered by another type of award are immediately vested or issued, the additional economic value, if any, attributable to the acceleration or issuance may be deemed a "parachute payment" under Section 280G of the Code. In such case, the participant may be subject to a 20 percent non-deductible excise tax as to all or a portion of such economic value, in addition to any income tax payable. Lockheed Martin will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

Notwithstanding any of the foregoing discussion with respect to the deductibility of compensation under the Plan, Section 162(m) would render non-deductible to Lockheed Martin certain compensation in excess of $1,000,000 in any year to certain executive officers of Lockheed Martin, unless such excess compensation is "performance-based" (as defined) or is otherwise exempt from
Section 162(m). The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the plan. Stock options, SARs and certain (but not all) other types of awards that may be granted to executive

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

officers as contemplated by the Plan are intended to qualify for the exemption for performance-based compensation under Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENTS TO THE LOCKHEED MARTIN 1995 OMNIBUS PERFORMANCE AWARD PLAN.

                             STOCKHOLDER PROPOSALS

                STOCKHOLDER PROPOSAL NO. 1 -- BY EVELYN Y. DAVIS

Ms. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C., 20037, the owner of 448 shares of Common Stock of the Corporation has notified Lockheed Martin Corporation that she intends to present the following proposal at this year's annual meeting:

RESOLVED: That the stockholders recommend that the Board direct management that within five days after approval by the shareholders of this proposal, the management shall publish in newspapers of general circulation in the cities of New York, Washington, D.C., Detroit, Chicago, San Francisco, Los Angeles, Dallas, Houston and Miami, and in the Wall Street Journal and U.S.A. Today, a detailed statement of each contribution made by the Company, either directly or indirectly, within the immediately preceding fiscal year, in respect of a political campaign, political party, referendum or citizens' initiative, or attempts to influence legislation, specifying the date and amount of each such contribution, and the person or organization to whom the contribution was made. Subsequent to this initial disclosure, the management shall cause like data to be included in each succeeding report to shareholders. And if no such disbursements were made, to have that fact publicized in the same manner.

STOCKHOLDER'S SUPPORTING STATEMENT

REASONS: This proposal, if adopted, would require the management to advise the shareholders how many corporate dollars are being spent for political purposes and to specify what political causes the management seeks to promote with those funds. It is therefore no more than a requirement that the shareholders be given a more detailed accounting of these special purpose expenditures that they now receive. These political contributions are made with dollars that belong to the shareholders as a group and they are entitled to know how they are being spent.

If you AGREE, please mark your proxy FOR this resolution.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING
REASONS:

Extensive disclosure of campaign contributions is already mandated by law, making the proposal a duplicative and unnecessary expense for the Corporation.

No corporate funds, by law, are expended to make political contributions to federal elections. The Corporation has an active government affairs program and many of our eligible executive employees actively participate, on a voluntary basis, through contributions to the Lockheed Martin Political Action Committee ("PAC"). PAC contributions to candidates for federal office are reported to the Federal Election Commission (FEC) and available for public inspection. Recipients of political contributions made by Lockheed Martin to state or local candidates or campaign committees are reported typically by the recipient and these reports are generally available to the public. Interested stockholders may obtain these disclosures without having the Corporation incur expense to disclose political contributions in major newspapers or other reports to the stockholders.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE PROPOSAL.

                    STOCKHOLDER PROPOSAL NO. 2 -- BY AFL-CIO

The American Federation of State, County and Municipal Employees (AFL-CIO), 1625 L Street, N.W., Washington, D.C. 20036-5687, the owner of 5,600 shares of Common Stock of the Corporation has notified Lockheed Martin Corporation that they intend to present the following proposal at this year's annual meeting:

RESOLVED, that the shareholders of Lockheed Martin Corp. ("Lockheed" or the "Company") urge the Board of Directors (the "Board") to prepare and make available to shareholders a report on the dilutive effect of certain options to purchase the Company's stock, including:

1. The level of dilution (the relative reduction in voting power) that would result from the exercise of options held by senior executives of the Company; and
2. Any target or maximum dilution level established by the Board or Company management."

STOCKHOLDER'S SUPPORTING STATEMENT

The risk of substantial dilution of the voting power of Lockheed's shareholders is a serious one. According to Institutional Shareholder Services, the largest proxy-voting service in the United States, dilution at Lockheed as of November 20, 2000 stands at 10.39%. In 1999 over 28% of votes cast at Lockheed's annual meeting voted against the Company's Directors Equity Plan.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

Over the last three years, stock options granted as compensation to Lockheed's five most highly compensated executives have accounted for between 11% and 14.1% of the options granted to all employees. The Company's approach to top executive compensation provides clues to its philosophy of bestowing options more broadly to other senior executives. However, it is not possible to determine from Lockheed's proxy statements the extent to which options granted to other senior executives of the Company are contributing to the Company's high dilution level; accordingly, we are asking Lockheed to disclose this information to shareholders.

Economists, analysts and regulators have begun calling attention to the problems both shareholders and companies may face as a result of high dilution levels. Most immediately pressing for shareholders is the impact such dilution could have on the value of their investments, as well as the certain weakening of their voting power. According to Strategic Compensation Research Associates 21 pay plans consisting of stock grants and options were rejected by shareholders in recorded votes during the year ending June 30, 2000. Two hundred five plans received "against" votes of over 30%. In our view these results show growing shareholder concern over share dilution caused by these types of plans.

Strategies adopted to limit dilution may bring with them additional risks to shareholders. Many companies have initiated share buyback programs to offset the dilution caused by option exercises, often incurring additional debt to do so. Higher debt levels may raise the cost of capital by causing a company's credit or debt rating to be downgraded. According to Moody's Investor Services, as of November 17, 2000, Moody's had issued 36 rating downgrades resulting from buybacks in 2000, breaking the previous record for such downgrades in a single year.

We also believe conflicts of interest may be created between shareholders and managers who hold options. An article in The Economist suggests managers holding stock options may use their firm's resources to increase the short-term value of their own holdings ("Share and Share Unalike," Aug. 7, 1999). In addition, cash used for buybacks is not available for capital spending and other purposes.

Please vote FOR this resolution.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING
REASONS:

Through our financial statements, this proxy statement and other regular public disclosures, our stockholders are provided information about Lockheed Martin's stock option plans and their potential dilutive effect. Interested stockholders may find information about the Corporation's stock option plan in its public filings, including: (1) Lockheed Martin's Annual Report to Stockholders, (2) the Corporation's proxy statement distributed to stockholders each year, and (3) in connection with proposals for any new stock plan or amendments to existing plans. Although these documents might not disclose stock option

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

information in the form requested, these documents include, among other things, the number of shares outstanding, the number of shares authorized for issuance under each plan, the exercise or purchase price for the shares, as well as the details of the individual grants made to the named executive officers.

A target or maximum dilution level has not been established by the Board of Directors or management. The Corporation's executive compensation policies and programs are overseen by an independent committee of the Board of Directors; stock options are awarded by an independent Stock Option Subcommittee. The Committee's compensation philosophies are described in detail in the Compensation Committee Report on Executive Compensation contained in this proxy statement. If a target or maximum dilution level is established, this would be disclosed as part of the Compensation Committee report. Projected dilution resulting from management's proposal to issue additional shares to replenish the 1995 Omnibus Performance Award Plan, which has been submitted for approval by the stockholders at the 2001 Annual Meeting, is separately discussed in this proxy statement under "Management Proposal -- Amendments to Lockheed Martin Corporation 1995 Omnibus Performance Award Plan."

The Board of Directors believes that a separate report to the stockholders as called for in the proposal would add little to the volume of information on stock options already made available to the stockholders through the Corporation's public disclosures.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE
PROPOSAL.

     STOCKHOLDER PROPOSAL NO. 3 -- BY THE EPISCOPAL CHURCH AND OTHER GROUPS

The Domestic and Foreign Missionary Society of the Protestant Episcopal Church, 815 Second Avenue, New York, New York 10017-4594, the owner of 400 shares of Common Stock of the Corporation; The Sisters of St. Francis of Philadelphia, 609 South Convent Road, Aston, PA 19014-1207, the owner of more than $2,000 of Common Stock of the Corporation; the School Sisters of Notre Dame, Cooperative Investment Fund, 336 East Ripa Avenue, St. Louis, MO 63125, the owner of 108 shares of Common Stock of the Corporation; the Sisters of the Blessed Sacrament, Social Justice Office, 1663 Bristol Pike, Bensalem, PA 19020-8502, the owner of 100 shares of Common Stock of the Corporation; the Sisters of Mercy Regional Community of Detroit, 29000 Eleven Mile Road, Farmington Hills, MI 48336, the owner of 200 shares of Common Stock of the Corporation; and the Congregation of the Sisters of Charity of the Incarnate Word, P. O. Box 230969, 6510 Lawndale, Houston, Texas 77223-0969, the owner of 100 shares of Common Stock of the Corporation have notified Lockheed Martin Corporation that they intend to present the following proposal at this year's annual meeting:

RESOLVED: Shareholders request the company to disclose all significant promises (including technology transfers) made to foreign governments or foreign firms in

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

connection with foreign military sales, intended to offset their U.S. dollar cost of weapons purchased by foreign nations.

STOCKHOLDER'S SUPPORTING STATEMENT

WHAT ARE OFFSETS?
Offsets are agreements by U.S. weapons manufacturers and the U.S. government to direct some benefits -- usually jobs or technology -- back to the purchasing country as a condition of sale. The value of offsets sometimes exceeds the weapons' cost.

Direct offsets transfer purchasing dollars and/or work and military technology (often through licensing or joint production) to the recipient country to produce a U.S. weapon system, its components, or subcomponents.

Indirect offsets may involve investments in the purchasing country, counter-trade agreements to market foreign goods, or transfers of commercial technology.

U.S. taxpayers finance offsets by (1) paying for the research and development of weapons and (2) providing grants, loans and loan guarantees for the sale. Offsets also lead to the loss of U.S. jobs.

ARE OFFSET AGREEMENTS PROPRIETARY?
The U.S. arms industry guards information on offsets closely, claiming that it is "proprietary privilege." However, purchasing countries often disclose such information for their own political purposes, e.g., to convince their citizens that they are gaining some tangible benefits from the millions or billions of dollars spent on arms.

The proponents believe that insofar as U.S. arms manufacturers (1) engage in foreign policy by negotiating private offset agreements with foreign governments, and (2) export jobs while claiming that foreign military sales create jobs, they forfeit their proprietary claims to this information. Sound public policy demands transparency and public debate on these matters.

OFFSET EXAMPLES
In 1999, Lockheed Martin offered lucrative production-sharing contracts with Israeli military manufacturers, in connection with the company's F-16 contract with Israel. The NY Times reported that Lockheed Martin promised Israel investment commitments said to approach $900 million.

Between 1993 and 1997 U.S. defense companies entered into new offset agreements valued at $19 billion in support of $35 billion of defense contracts. For every dollar a U.S. company received from an arms sale associated with offsets, it returned 54 cents worth of offset obligations to the purchasing country ("Offsets in Defense Trade 1999," Commerce Department).

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

1997 data shows that 13 U.S. prime military contractors reported 58 new offset agreements valued at $3.85 billion in support of $5.84 billion in export contracts. Aerospace is the sector most impacted by offsets. Between 1993 and 1997, about 90% of offset agreements and transactions were associated with aece exports.

The 1999 Commerce Department report concludes: "offsets provide substantial benefits to foreign firms, and in the process deny business to otherwise competitive U.S. firms."

ARMS EXPORTS DON'T CREATE JOBS
The faith-based proponents submit this resolution for Board consideration because arms exports do not create jobs. Current weapons proliferation and the export of jobs and technology through offsets raise profound moral and ethical, as well as fiscal, questions that shareholders should address.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING
REASONS:

International sales enhance the security of our country and its allies, provide jobs and enable the Corporation to maintain its industrial capabilities. The U.S. Government administers a rigorous regime of approval and licensing for the sale of military hardware and permits only those sales that are consistent with United States interests and policy objectives.

As a global enterprise engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services, the Proposal, if implemented, could result in significant damage to Lockheed Martin's business. The Proposal seeks the disclosure of highly confidential and proprietary business information that is at the heart of Lockheed Martin's ability to compete for certain sales abroad. In the course of its business, Lockheed Martin enters into contracts with foreign companies and foreign governments in connection with the sale of its goods and the provision of services. These contracts frequently are awarded as a result of a competitive bidding process and many foreign governments insist as part of that process that Lockheed Martin include in its proposal so-called "offset" agreements. These agreements take various forms, including certain technology licensing arrangements in compliance with United States laws and subcontract arrangements in connection with the performance of the underlying contract. The contracts that Lockheed Martin ultimately signs in connection with those bids in which it is successful typically include confidentiality provisions that prohibit Lockheed Martin or its customer from disclosing various terms and conditions of the underlying contract, including the terms and conditions relating to any such "offset" commitments made by Lockheed Martin.

We believe that a requirement that Lockheed Martin disclose all significant promises (including technology transfers) made to foreign governments or foreign firms in

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

connection with foreign military sales would require Lockheed Martin to breach its contractual obligations. The disruption that would be caused by the Proposal's interference in a business area that is highly regulated by the government and in which strict standards of confidentiality have been imposed would not benefit our stockholders.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE PROPOSAL.

                STOCKHOLDER PROPOSAL NO. 4 -- BY JOHN CHEVEDDEN

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278-2453, the owner of 200 shares of Common Stock of the Corporation has notified Lockheed Martin Corporation that he intends to present the following proposal at this year's annual meeting:

RESOLVED:
REINSTATE SIMPLE-MAJORITY VOTE
Lockheed Martin (LMT) shareholders recommend to reinstate simple majority vote on each issue submitted to shareholder vote to the fullest extent possible. Delete LMT requirements for greater than a majority shareholder vote. This includes the 80% vote requirement to remove a director with cause. Also, require that any change on this proposal topic be put to shareholder vote -- as a separate proposal.

SUPPORTING STATEMENT:
WHY RETURN TO SIMPLE-MAJORITY VOTE?
- Under the existing LMT rule, if 79% of shares outstanding voted to remove a director with cause and only 1% voted no -- only 1% of shares could force their will on the overwhelming 79% majority.
- Simple-majority proposals like this proposal won 54% APPROVAL from shareholders at major companies in both 1999 and 2000 -- Investor Responsibility Research Center.

WHAT INCENTIVE IS THERE FOR GOOD CORPORATE GOVERNANCE -- HIGHLIGHTED BY SIMPLE-MAJORITY VOTE?
A recent survey by McKinsey & Co., international management consultant, shows that institutional investors would pay an 18% premium for good corporate governance.
                Wall Street Journal               June 19, 2000

SIMPLE MAJORITY VOTE IS PARTICULARLY IMPORTANT WHEN MANAGEMENT NEEDS GREATER ACCOUNTABILITY.

      To regain shareholder value:

                         REINSTATE SIMPLE-MAJORITY VOTE
                                    YES ON 4

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING
REASONS:

The Corporation's higher voting thresholds for removal of a director for cause as well as for certain other extraordinary transactions (e.g., certain business combinations, control share acquisitions and payment of greenmail) are consistent with Maryland law. The purpose of these provisions is to provide for continuity in the management of the Corporation during the normal one year term of a director. Loosening those requirements could subject the Corporation to disruptive changes in orderly management and potential instability.

Although the Proposal addresses Lockheed Martin's greater-than-majority-vote requirements, the only specific type of vote mentioned in the Proposal is the removal of a director for cause. The Corporation's bylaws currently provide for the annual election of the entire slate of the board of directors by a majority of the votes entitled to be cast at the annual meeting. This means that stockholders have the opportunity annually to evaluate the qualifications and independence of the directors. This annual review is much more frequent than that available at many public corporations and, by giving stockholders a yearly opportunity to express their views, more adequately ensures the independence and qualifications of the board than would be achieved through reducing the voting requirement for a director's removal for cause.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE PROPOSAL.

                 NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
                                  STOCKHOLDERS
--------------------------------------------------------------------------------

We will make financial and other reports available for inspection by stockholders present at the Annual Meeting, but there is no intention to take action regarding the reports.

We pay for the cost of soliciting proxies. We solicit by mail and arrangements are made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners. We will, upon request, reimburse them for their reasonable expenses. We have retained Morrow & Co., Inc. to aid in the solicitation of proxies and to verify related records at a fee of $25,000 plus expenses. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by telephone or otherwise. Stockholders are requested to return their proxies without delay.

We received correspondence from a stockholder requesting that we report and/or make disclosures on business items. The request was not properly submitted as a stockholder proposal for business to be brought before the Annual Meeting in accordance with our Bylaws. Therefore, we will not consider the request as proposals at the Annual Meeting. If the request is presented as one or more proposals at the meeting, the Corporation's directors who are designated proxies intend to use their discretionary authority to vote against the proposals. If any other matters properly come before the Annual Meeting, we intend that the shares represented by proxies will be voted in the discretion of the persons voting the proxies. Discretionary authority will be exercised to vote on any matters incidental to the conduct of the meeting.

To be presented at our 2002 Annual Meeting, stockholder proposals must be received by the Secretary of the Corporation no later than November 20, 2001 to be included in the Proxy Statement and on the Proxy Card that will be solicited by the Board of Directors. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.

Our Bylaws also require advance notice of any proposal by a stockholder intended to be presented at the Annual Meeting that is not included in our notice of meeting and proxy statement or made by or at the direction of the Board of Directors, including any proposal for the nomination for election as a director. In general, nominations and proposals to be presented at the Annual Meeting must be delivered to the Secretary of the Corporation at our principal executive office, 6801 Rockledge Drive, Bethesda, Maryland 20817, not less than 90 days nor more than 120 days prior to the anniversary date of the mailing of the notice of the preceding year's Annual Meeting. Written suggestions submitted by stockholders concerning proposed nominees for election to the Board of Directors will be presented to the Nominating and Corporate Governance Committee for its consideration. Suggestions should include a brief description of the proposed nominee's qualifications and all other relevant biographical data as well as the written consent of the proposed nominee to act as a director if nominated and elected. A notice of a stockholder proposal must contain specified information concerning the matter to be brought before the meeting and concerning the stockholder proponent. Any waiver by us of these requirements relating to a

                NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
                                 STOCKHOLDERS
--------------------------------------------------------------------------------

particular stockholder proposal shall not constitute a waiver of any other stockholder proposal nor shall it obligate us to waive these requirements regarding future submissions of that or any other stockholder proposal. To be properly brought before the 2002 Annual Meeting, written notice of nominations or other business to be introduced by a stockholder must be received between the dates of November 20, 2001 and December 20, 2001, inclusive.

Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary of the Corporation at the address above.

                                         /s/ LILLIAN M. TRIPPETT

                                         Lillian M. Trippett
                                         Vice President, Corporate Secretary
                                         and Associate General Counsel

March 20, 2001

                                                                      APPENDIX I

                        AUDIT & ETHICS COMMITTEE CHARTER
--------------------------------------------------------------------------------

The Board of Directors by resolution adopted by a majority of the Board of Directors shall provide for an Audit and Ethics Committee of three or more directors who are not officers or employees of the Corporation, who are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of the independent judgment of each member as a Committee member, and who otherwise meet financial experience requirements as interpreted by the Board of Directors. The members of the Audit and Ethics Committee shall be elected by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors shall designate from among the membership of the Audit and Ethics Committee a chairman. The Audit and Ethics Committee shall, except when such powers are by statute or this charter or the Bylaws either reserved to the full Board of Directors or delegated to another committee of the Board of Directors, possess and may exercise the powers of the Board of Directors relating to all accounting and auditing matters of this Corporation. The Audit and Ethics Committee shall:

- recommend to the Board of Directors the selection, retention or termination of the independent auditors, who will be ultimately accountable to the Board of Directors and the Audit and Ethics Committee of the Corporation;

- ensure that the independent auditors submit on a periodic basis to the Audit and Ethics Committee a formal written statement delineating all relationships between the independent auditor and the Corporation, be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and be responsible for recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence;

- prior to the end of the Corporation's fiscal year shall review the scope and timing of the work to be performed and the compensation to be paid to the independent auditors selected by the Board;

- review with the Corporation's management and the independent auditors the financial accounting and reporting principles appropriate for the Corporation, the policies and procedures concerning audits, accounting and financial controls, and any recommendations to improve existing practices, and the qualifications and work of the Corporation's internal audit staff;

- require that the independent auditors advise the Audit and Ethics Committee through its Chair and the Corporation's management of any matters identified during reviews of interim quarterly financial statements which are required to be communicated to the Audit and Ethics Committee by the independent auditors under auditing standards generally accepted in the United States, and that the independent auditors provide such communication prior to the related quarterly press release or, if not practicable, prior to filing the related Form 10-Q;

- review with management and the independent auditors the financial statements to be included in the Corporation's Annual Report on Form 10-K, including the independent auditors' judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements; and

- review with the independent auditors the results of their annual audit, their report and any other matters required to be communicated to the Audit and Ethics Committee by the independent auditors under auditing standards generally accepted in the United States.

The Audit and Ethics Committee shall also:

- review the scope of the internal audit staff's work plan for the year and, as appropriate, review significant findings and management's actions to address these findings;

- monitor compliance with the Code of Ethics and Standards of Conduct, and review and resolve all matters of concern presented to it by the Corporate Ethics Committee or the Corporate Ethics Office;

- review and monitor on a periodic basis the adequacy of the Corporation's policies and procedures with respect to environmental, health and safety laws and regulations, including the Corporation's record of compliance with such laws and regulations; and

- review with the General Counsel the status of pending claims, litigation and other legal matters on a periodic basis.

The Audit and Ethics Committee shall have the power to investigate any matter falling within its jurisdiction, and it shall also perform such other functions and exercise such other powers as may be delegated to it from time to time by the Board of Directors. The Audit and Ethics Committee shall hold four meetings each year, and shall separately meet in executive session with the Corporation's independent auditors and internal audit department representative. The Audit and Ethics Committee shall review and reassess the Audit and Ethics Committee charter at least annually and make recommendations to the Board of Directors, as appropriate. All action by the Audit and Ethics Committee shall be reported to the Board of Directors at its next meeting succeeding such action and shall be subject to revision and alteration by the Board of Directors. Vacancies in the Audit and Ethics Committee shall be filled by the Board of Directors. While the Audit and Ethics Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit and Ethics Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit and Ethics Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Corporation's Code of Ethics and Business Conduct.

                                                                     APPENDIX II

                                                          [LOCKHEED MARTIN LOGO]

                          LOCKHEED MARTIN CORPORATION

                      1995 OMNIBUS PERFORMANCE AWARD PLAN

                             ADOPTED MARCH 15, 1995
                          (AS AMENDED APRIL 23, 1998)

                          LOCKHEED MARTIN CORPORATION

                      1995 OMNIBUS PERFORMANCE AWARD PLAN

                             Adopted March 15, 1995
                          (As Amended April 23, 1998)

SECTION 1.   Purpose.

       The purpose of this Plan is to benefit the Corporation's stockholders by encouraging high levels of performance by individuals who contribute to the success of the Corporation and its Subsidiaries and to enable the Corporation and its Subsidiaries to attract, motivate, retain and reward talented and experienced individuals. This purpose is to be accomplished by providing eligible employees with an opportunity to obtain or increase a proprietary interest in the Corporation and/or by providing eligible employees with additional incentives to join or remain with the Corporation and its Subsidiaries.

SECTION 2.   Definitions; Rules of Construction.

       (a) Defined Terms. The terms defined in this Section shall have the following meanings for purposes of this Plan:

               "Award" means an award granted pursuant to Section 4.

               "Award Agreement" means an agreement described in Section 6 entered into between the Corporation and a Participant, setting forth the terms and conditions of an Award granted to a Participant.

               "Beneficiary" means a person or persons (including a trust or trusts) validly designated by a Participant or, in the absence of a valid designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death.

               "Board of Directors" or "Board" means the Board of Directors of the Corporation.

               "Cash-Based Awards" means Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Stock, as described in Section 4(a)(6).

               "Cash Flow" means cash and cash equivalents derived from either
         (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

         "Change in Control " means change in control as defined in Section
     7(c).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Committee described in Section 8.

         "Corporation" means Lockheed Martin Corporation.

         "Employee" means any officer (whether or not also a director) or any key salaried employee of the Corporation or any of its Subsidiaries, but excludes, in the case of an Incentive Stock Option, an Employee of any Subsidiary that is not a "subsidiary corporation" of the Corporation as defined in Code Section 424(f).

         "EPS" means earnings per common share on a fully diluted basis determined by dividing (a) net earnings, less dividends on preferred stock of the Corporation by (b) the weighted average number of common shares and common share equivalents outstanding.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Executive Officer" means executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Corporation for purposes of reporting under the Exchange Act, the designation shall be conclusive for purposes of this Plan.

         "Fair Market Value" means the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee) on the relevant date, or, if no sale of the security is reported for that date, the next preceding day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using criteria as it shall determine, in its sole direction, to be appropriate for the valuation.

         "Insider" means any person who is subject to Section 16(b) of the Exchange Act.

         "Option" means a Nonqualified Stock Option or an Incentive Stock Option as described in Section 4(a)(1) or (2).

         "Participant" means an Employee who is granted an Award pursuant to this Plan that remains outstanding.

         "Performance-Based Awards" is defined in Section 4(b).

         "Performance Goal" means EPS or ROE or Cash Flow or Total Stockholder Return, and "Performance Goals" means any combination thereof.

         "ROE" means consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common stockholders equity.

         "Rule 16b-3" means Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

         "Share-Based Awards" means Awards that are payable or denominated in or have a value derived from the value of, or an exercise or conversion privilege at a price related to, shares of Stock, as described in Sections 4(a)(1) through (5).

         "Share Units" means the number of units under a Share-Based Award that is payable solely in cash or is actually paid in cash, determined by reference to the number of shares of Stock by which the Share-Based Award is measured.

         "Stock" means shares of Common Stock of the Corporation, par value $1.00 per share, subject to adjustments made under Section 7 or by operation of law.

         "Subsidiary" means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

         "Total Stockholder Return" means with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

       (b) Financial and Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from the audited consolidated financial statements of the Corporation, prepared in the ordinary course of business.

       (c) Rules of Construction. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms.

SECTION 3.   Eligibility.

       Any one or more Awards may be granted to any Employee who is designated by the Committee to receive an Award, provided that no individual who beneficially owns Stock possessing five percent (5%) or more of the combined voting power of all classes of stock of the Corporation shall be eligible to participate in this Plan.

SECTION 4.   Awards.

       (a) Type of Awards. The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other Awards:

         (1) Nonqualified Stock Options. A Nonqualified Stock Option is an Award in the form of an option to purchase Stock that is not intended to comply with the requirements of Code Section 422. The exercise price of each Nonqualified Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the date that the Option is granted or, if the exercise price of an Option is reduced by amendment, the Fair Market Value of the Stock on the date of the amendment. All Nonqualified Stock Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

         (2) Incentive Stock Options. An Incentive Stock Option is an Award in the form of an option to purchase Stock that is intended to comply with the requirements of Code Section 422 or any successor section of the Code. The exercise price of each Incentive Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the date the Option is granted or, if the exercise price of an Option is reduced by amendment, the Fair Market Value of the Stock on the date of the amendment. To the extent that the aggregate "fair market value" of Stock with respect to which one or more incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation or of other entities referenced in Code Section 422(d)(1), the options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Stock subject to options shall be determined as of the date the Options were awarded. All Incentive Stock Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

         (3) Stock Appreciation Rights. A Stock Appreciation Right is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Stock over a base price established in the Award, payable in cash, Stock or such other form or combination of forms of payout, at times and upon conditions (which may include a Change in Control), as may be approved by the Committee. The minimum base price of a Stock

     Appreciation Right granted under this Plan shall be not less than the lowest of the Fair Market Value of the underlying Stock on the date the Stock Appreciation Right is granted or, if the base price of a Stock Appreciation Right is reduced by amendment, the Fair Market Value of the Stock on the date of the amendment, or, in the case of a Stock Appreciation Right related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option. All Stock Appreciation Rights granted at a base price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

         (4) Restricted Stock. Restricted Stock is an Award of shares of Stock of the Corporation that are issued, but subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine. Restricted Stock Awards to Executive Officers that are either granted or vest upon attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards under Section 4(b).

         (5) Other Share-Based Awards. The Committee may from time to time grant Awards under this Plan that provide the Participants with Stock or the right to purchase Stock, or provide other incentive Awards (including, but not limited to phantom stock or units, performance stock or units, bonus stock, dividend equivalent units, or similar securities or rights) that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock. The Awards shall be in a form determined by the Committee, provided that the Awards shall not be inconsistent with the other express terms of this Plan. Awards under this Section 4(a)(5) to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards under Section 4(b).

         (6) Cash-Based Awards. Cash-Based Awards are Awards that provide Participants with the opportunity to earn a cash payment based upon the level of performance of the Corporation relative to one or more Performance Goals established by the Committee for an award cycle of more than one but not more than five years. For each award cycle, the Committee shall determine the size of the Awards, the Performance Goals, the performance targets as to each of the Performance Goals, the level or levels of achievement necessary for award payments and the weighting of the Performance Goals, if more than one Performance Goal is applicable. Cash-Based Awards to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more Performance Goals shall only be granted as Performance-Based Awards under
     Section 4(b).

       (b) Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the type of Awards listed in Section 4(a) may be granted as awards that satisfy the requirements for "performance-based compensation "within the meaning of Code Section 162(m) ("Performance-Based Awards"), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation on a consolidated basis. Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or Stock Appreciation Right with an exercise price or a base price not less than Fair Market Value on the date of grant shall be subject only to the requirements of clauses (1) and (3)(A) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right", respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant.

         (1) Eligible Class. The eligible class of persons for Awards under this
     Section 4(b) shall be all Employees.

         (2) Performance Goals. The performance goals for any Awards under this
     Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals. The specific performance target(s) with respect to Performance Goal(s) must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

         (3) Individual Limits.

                   (A) Share-Based Awards. The maximum number of shares of Stock or Share Units that are issuable under Options, Stock Appreciation Rights, Restricted Stock or other Share-Based Awards (described under Section 4(a)(5)) that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed 1,000,000, either individually or in the aggregate, subject to adjustment as provided in Section 7. Awards that are canceled or repriced during the year shall be counted against this limit to the extent required by Code Section 162(m).

                   (B) Cash-Based Awards. The aggregate amount of compensation to be paid to any Participant in respect of those Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $3,000,000.

         (4) Committee Certification. Before any Performance-Based Award under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control as provided in Section 7(b).

         (5) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee's discretion), as the Committee may impose.

         (6) Adjustments for Material Changes. In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Goals and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee's judgment, the effect of the event on the applicable Performance-Based Award.

         (7) Interpretation. Except as specifically provided in this Section 4(b), the provisions of this Section 4(b) shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as "performance-based compensation" under Code Section 162(m) and regulations and other interpretations issued by the Internal Revenue Service thereunder,

       (c) Maximum Term of Awards. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the Award was initially granted.

SECTION 5.   Shares of Stock and Share Units Available Under Plan.

       (a) Aggregate Share Limit. The maximum number of shares of Stock that may be issued pursuant to all Share-Based Awards (including Incentive Stock Options) is 41,000,000, subject to adjustment as provided in this Section 5 or Section 7.

       (b) Aggregate Share Unit Limit. The maximum number of Share Units that may be paid pursuant to all Share-Based Awards is 24,000,000, subject to adjustment as provided in this Section 5 or Section 7. Notwithstanding the foregoing, if a Share-Based Award paid or payable in Units satisfies the requirements for an exclusion from the definition of a derivative security under Rule 16a-1(c) that does not require that the Award be made under a Rule 16b-3 plan, the Share Units that may be paid under the Award shall not be counted against the Share Unit limit of this Section 5(b).

       (c) Reissue of Shares and Share Units. Any unexercised, unconverted or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under Section 5(a) or 5(b), as applicable, whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Shares of Stock that are issued pursuant to Awards and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Awards shall be available for reissuance under the Plan.

       (d) Interpretive Issues. Additional rules for determining the number of shares of Stock or Share Units authorized under this Plan may be adopted by the Committee, as it deems necessary or appropriate.

       (e) Treasury Shares. No Fractional Shares. The Stock which may be issued (which term includes Stock reissued or otherwise delivered) pursuant to an Award under this Plan may be treasury or authorized but unissued Stock or Stock acquired, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions to satisfy the requirements of this Plan. No fractional shares shall be issued but fractional interests may be accumulated.

       (f) Consideration. The Stock issued under this Plan may be issued (subject to Section 10(d)) for any lawful form of consideration, the value of which equals the par value of the Stock or such greater or lesser value as the Committee, consistent with Sections 10(d) and 4(a)(1), (2) and (3), may require.

       (g) Purchase or Exercise Price; Withholding. The exercise or purchase price (if any) of the Stock issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee's express authorization and the restrictions, conditions and procedures as the Committee may impose, any one or combination of (i) cash, (ii) the delivery of shares of Stock, (iii) a reduction in the amount of Stock or other amounts otherwise issuable or payable pursuant to such Award, or (iv) the delivery of a promissory note, or other obligation for the future payment in money, the terms and conditions of which shall be determined (subject to Section 10(d)) by the Committee. In the case of a payment by the means described in clause (ii) or (iii) above, the Stock to be so delivered or offset shall be determined by reference to the Fair Market Value of the Stock on the date as of which the payment or offset is made.

       (h) Cashless Exercise. The Committee may permit the exercise of the Award and payment of any applicable withholding tax in respect of an Award by delivery of written notice, subject to the Corporation's receipt of a third party payment in full in cash for the exercise price and the applicable withholding prior to issuance of Stock, in the manner and subject to the procedures as may be established by the Committee.

SECTION 6.   Award Agreements.

       Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, in the case of Share-Based Awards, the number of shares of Stock or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards, the applicable Performance Goals. The Award Agreement shall also set forth (or incorporate by reference) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

       (a) Incorporated Provisions. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement otherwise (consistent with applicable legal considerations) provides:

               (1) Non-assignability: The Award shall not be assignable nor transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant the Award shall be exercised only by such Participant or by his or her guardian or legal representative. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

               (2) Rights as Stockholder: A Participant shall have no rights as a holder of Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 7, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend equivalents or similar economic benefits.

               (3) Withholding: The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award and these obligations shall be paid by the Participant on or prior to the payment of the Award. In the case of an Award payable in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of an Award paid in shares of Stock, a Participant shall satisfy the withholding obligation as provided in Section 5(g).

               (4) Option Holding Period: Subject to the authority of the Committee under Section 7, a minimum six-month period shall elapse between the date of initial grant of any Option and the sale of the underlying shares of Stock, and the Corporation may impose legend and other restrictions on the Stock issued on exercise of the Options to enforce this requirement.

       (b) Other Provisions. Award Agreements may include other terms and conditions as the Committee shall approve, including but not limited to the following:

               (1) Termination of Employment: A provision describing the treatment of an Award in the event of the retirement, disability, death or other termination of a

         Participant's employment with or services to the Company, including any provisions relating to the vesting, exercisability, forfeiture or cancellation of the Award in these circumstances, subject, in the case of Performance-Based Awards, to the requirements for "performance-based compensation" under Code Section 162(m).

               (2) Vesting; Effect of Termination; Change in Control: Any other terms consistent with the terms of this Plan as are necessary and appropriate to effect the Award to the Participant, including but not limited to the vesting provisions, any requirements for continued employment, any other restrictions or conditions (including performance requirements) of the Award, and the method by which (consistent with
         Section 7) the restrictions or conditions lapse, and the effect on the Award of a Change in Control.

               (3) Replacement and Substitution: Any provisions permitting or requiring the surrender of outstanding Awards or securities held by the Participant in whole or in part in order to exercise or realize rights under or as a condition precedent to other Awards, or in exchange for the grant of new or amended Awards under similar or different terms.

               (4) Reloading: Any provisions for successive or replenished Awards, including but not limited to reload Options.

       (c) Contract Rights, Forms and Signatures. Any obligation of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. No Award shall be enforceable until the Award Agreement or a receipt has been signed by the Participant and on behalf of the Corporation by an Executive Officer (other than the recipient) or his or her delegate or, in the case of an Award to an Insider, by the Participant and the Corporation, whose signature shall be acknowledged by a member of the Committee. By executing the Award Agreement or receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Corporation to the Participant under the Award Agreement.

SECTION 7.   Adjustments; Change in Control; Acquisitions.

       (a) Adjustments. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the

Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Stock:

       (1) proportionately adjust any or all of

         (A) the number and type of shares of Stock and Share Units which thereafter may be made the subject of Awards (including the specific maximum and numbers of shares of Stock or Share Units set forth elsewhere in this Plan),

         (B) the number and type of shares of Stock, other property, Share Units or cash subject to any or all outstanding Awards,

         (C) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Stock, other property or Share Units underlying the Awards,

         (D) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding Awards,

         (E) subject to Section 4(b), the performance targets or standards appropriate to any outstanding Performance-Based Awards, or

         (F) any other terms as are affected by the event; or

       (2) subject to any applicable limitations in the case of a transaction to be accounted for as a pooling of interests under generally accepted accounting principles, provide for

         (A) an appropriate and proportionate cash settlement or distribution, or

         (B) the substitution or exchange of any or all outstanding Awards, or the cash, securities or property deliverable on exercise, conversion or vesting of the Awards;

       Notwithstanding the foregoing, in the case of an Incentive Stock Option, no adjustment shall be made which would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this paragraph (a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Stock in the case of an event described in paragraph (a).

       (b) Change in Control. The Committee may, in the Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include, but are not limited to any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change in Control on the Awards;
(ii) a reservation of the Committee's right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iii) that only certain or limited benefits under the Awards shall be accelerated; (iv) that the Awards shall be accelerated for a limited time only; or (v) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change in Control).

       In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change in Control, including but not limited to any one or more of the following with respect to any or all Awards: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (ii) the waiver of conditions on the Awards that were imposed for the benefit of the Corporation; (iii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following the Change in Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

       Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, (i) in no event shall the Committee be deemed to have discretion to accelerate or not accelerate or make other changes in or to any or all Awards, in respect of a transaction, if such action or inaction would be inconsistent with or would otherwise frustrate the intended accounting for a proposed transaction as a pooling of interests under generally accepted accounting principles; and (ii) if any Award to any Insider is accelerated to a date that is less than six months after the date of the Award, the Committee may prohibit a sale of the underlying Stock (other than a sale by operation or law in exchange for or through conversion into other securities), and the Corporation may impose legend and other restrictions on the Stock to enforce this prohibition.

       (c) Change in Control Definition. For purposes of this Plan, a change of control shall include and be deemed to occur upon the following events:

         (1) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding voting securities entitled to vote in the election of directors of the Corporation.

         (2) The Corporation is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

         (3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation.

         (4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the "Incumbent Directors" shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, "Incumbent Directors" shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

         (5) The stockholders of the Corporation approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Corporation's business and/or assets as an entirety to an entity that is not a Subsidiary.

       (d) Business Acquisitions. Awards may be granted under this Plan on the terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan to the extent necessary to reflect a substitution for or assumption of stock incentive awards held by employees of other entities who become employees of the Corporation or a Subsidiary as the result of a merger of the employing entity with, or the acquisition of the property or stock of the employing entity by, the Corporation or a Subsidiary, directly or indirectly.

SECTION 8.   Administration.

       (a) Committee Authority and Structure. This Plan and all Awards granted under this Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Plan to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirement of Code Section 162(m). The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

       (b) Selection and Grant. The Committee shall have the authority to determine the Employees (if any) to whom Awards will be granted under this Plan, the type of Award or

Awards to be made, and the nature, amount, pricing, timing, and other terms of Awards to be made to any one or more of these individuals, subject to the terms of this Plan.

       (c) Construction and Interpretation. The Committee shall have the power to interpret and administer this Plan and Award Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of shares of Stock, Stock Appreciation Rights, or units or other Awards granted, and the terms of any Award Agreements, the adjustments required or permitted by Section 7, and other determinations hereunder shall be made by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

       (d) Express Authority (and Limitations on Authority) to Change Terms of Awards. Without limiting the Committee's authority under other provisions of this Plan (including Sections 7 and 9), but subject to any express limitations of this Plan (including under Sections 7 and 9), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(b)), to waive the Corporation's rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), and (subject to stockholder approval) to reduce by amendment the exercise or purchase price of an outstanding Award, with or without adjusting any holding period or other terms of the Award, in any case in such circumstances as the Committee deems appropriate.

       (e) Rule 16b-3 Conditions; Bifurcation of Plan. It is the intent of the Corporation that this Plan and Share-Based Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 under the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 8(e), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded as to Awards intended as Rule 16b-3 exempt Awards. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Insiders and to those Awards to Insiders intended to satisfy the requirements of Rule 16b-3.

       (f) Limitations Prior to Expiration of Rule 16b-3 Transition Period. Notwithstanding any other provision of this Plan, any Award granted to an Insider prior to September 1, 1995 (or any other date at which the transition period for purposes of new Rule 16b-3, as to this Plan, expires) is subject to the following additional limitations:

         (1) the Award may provide for the issuance of shares of Stock as a stock bonus for no consideration other than services rendered; and

         (2) in the event of an Award under which shares of Stock are or in the future may be issued for any other type of consideration, the amount of the consideration either (A) shall be equal to the minimum amount (such as the par value of the shares) required to be received by the Corporation to comply with applicable state law, or (B) shall be equal to or greater than 50% of the Fair Market Value of the shares of Stock on the date of the Award; provided that in the case of Restricted Stock Awards, the amount shall equal the minimum lawful amount (but not more than 10% of the market value of the Stock subject to the Award on the Award Date) and any right to purchase the Restricted Stock must be exercised within 60 days of the Award Date.

       (g) Delegation and Reliance. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer, employee or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

       (h) Exculpation and Indemnity. Neither the Corporation nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Corporation.

SECTION 9.   Amendment and Termination of this Plan.

       The Board of Directors may at any time amend, suspend or discontinue this Plan, subject to any stockholder approval that may be required under applicable law. The Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan, including but not limited to any manner set forth in Section 8(d) (subject to any applicable limitations thereunder). Notwithstanding the foregoing, no such action by the Board or the Committee shall, in any manner adverse to a Participant other than as expressly permitted by the terms of an Award Agreement, affect any Award then outstanding and evidenced by an Award Agreement without the consent in writing of the Participant or a Beneficiary who has become entitled to an Award.

SECTION 10.   Miscellaneous.

       (a) Unfunded Plans. This Plan shall be unfunded. Neither the Corporation nor the Board of Directors nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Corporation, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan.

       (b) Rights of Employees.

               (1) No Right to an Award. Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional Award.

               (2) No Assurance of Employment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation or any Subsidiary to change a person's compensation or other benefits or to terminate the employment of a person with or without cause.

       (c) Effective Date; Duration. This Plan has been adopted by the Board of Directors of the Corporation and approved by Lockheed Corporation and Martin Marietta Corporation as stockholders of the Corporation. This Plan shall become effective upon and shall be subject to the approvals of the respective stockholders of Lockheed Corporation and of Martin Marietta Corporation. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after September 21, 2004. Notwithstanding the foregoing, any Award granted prior to such date may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares subject to, comprising or referenced in such Award.

       (d) Compliance with Laws. This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Awards, and the issuance and delivery of shares of Stock and/or other securities or property or the payment of cash under this Plan, Awards or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Corporation, provide such evidence, assurance and representations to the Corporation as to compliance with any thereof) as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

       (f) Applicable Law. This Plan, Award Agreements and any related documents and matters shall be governed in accordance with the laws of the State of Maryland, except as to matters of federal law.

       (g) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Corporation, the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Stock, under any other plan or authority.

LOCKHEED MARTIN

Lockheed Martin Corporation 6801 Rockledge Drive Bethesda, MD  20817
                             www.lockheedmartin.com

                                   U. S. TRUST

                      NOTICE TO PARTICIPANTS WITH LOCKHEED
                    MARTIN CORPORATION COMMON STOCK ALLOCATED
                    TO THEIR ACCOUNTS IN CERTAIN 401(K) PLANS



Dear Plan Participant:

        The enclosed 2001 proxy materials have been prepared by the Board of Directors of Lockheed Martin Corporation ("Lockheed Martin") in connection with its solicitation of proxies for the Annual Meeting of Stockholders to be held on April 26, 2001.

        U.S. Trust Company, National Association ("U.S. Trust") is serving as a trustee of the shares of Lockheed Martin Corporation common stock ("Common Stock") held in the plans listed on the attachment hereto (the "Plans"). The enclosed Proxy Solicitation/Voting Instruction card is to be used for giving voting instructions to U.S. Trust with respect to shares held in the Plans and appointing proxies for voting shares owned outside of the Plans. This letter provides information concerning the voting of Common Stock held in the Plans.

        The recommendations of the Board of Directors with respect to matters to be voted upon at the Annual Meeting of Stockholders are printed on the voting instruction card. If you want to follow the Board's recommendations on all matters, you can do so by signing, dating and returning the card in the enclosed postage-paid envelope without checking any of the boxes on the card. You may also provide voting instructions electronically by Internet or telephone, as explained below.

        All matters to be voted upon at this meeting are extremely important and are described in the enclosed proxy materials. You should carefully read these materials and the following explanation of the voting pass-through rules of the Plans and how to complete and return the card or provide voting instructions electronically by Internet or telephone.

VOTING DEADLINE

        In order to be assured that your voting instructions to U.S. Trust will be followed, your voting instruction card, Internet or telephone instructions must be received no later than 5 p.m. New York City time on April 20, 2001.

        If you wish to provide voting instructions by returning a voting instruction card, you must complete, sign, date and return your card in the envelope provided in time for it to be received by the voting deadline. Please remember to return your card in the envelope provided, rather than to Lockheed Martin or any other party. The envelope is addressed to First Chicago Trust Company, a division of EquiServe, acting as confidential vote tabulator for U.S. Trust.

U.S. TRUST'S RESPONSIBILITIES

        As a trustee of the Common Stock held in the Plans, U.S Trust's responsibilities include providing proxy materials to participants, ensuring the confidentiality of participants' voting instructions, voting shares in accordance with participant instructions, and voting shares for which no instructions are received from participants.

HOW TO GIVE VOTING INSTRUCTIONS

        These instructions explain how you may give voting instructions to U.S. Trust with respect to both allocated and unallocated shares of Common Stock.

        ALLOCATED SHARES

        Only U.S. Trust can vote the shares held by the Plans. However, under the terms of the Plans, each participant is entitled to instruct U.S. Trust how to vote all shares allocated to his or her account. You may instruct U.S. Trust to vote for or against any particular matter or to abstain from voting on that matter. If you sign, date and return a card but do not check any boxes on the card, U.S. Trust will vote the shares in accordance with the Board's recommendations on the card.

        You may also provide voting instructions to U.S. Trust by using the Internet or a touch-tone telephone. Simply access http://www.eproxyvote.com/lmt on the Internet or dial 1-877-779-8683 on your touch-tone telephone and follow the directions. You must have your voting instruction card and your social security number available when you vote by Internet or telephone. If you return a voting instruction card and also provide voting instructions by Internet and/or telephone, U.S. Trust will follow your latest instructions. For this purpose, the date on your voting instruction card will be the date for those instructions. If it is not possible to determine which voting instructions are the latest, U.S. Trust will follow your latest dated electronic voting instructions.

        UNALLOCATED SHARES

        The Lockheed Martin Corporation Salaried Savings Plan ("Salaried Savings Plan") also holds shares of Common Stock which are not yet allocated to any individual's account. If you participate in the Salaried Savings Plan, you may choose to act as a "named fiduciary" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and instruct U.S. Trust how to vote a proportionate number of unallocated shares based upon the number of ESOP Match Shares currently allocated to your account. The unallocated shares for which you are entitled to provide voting instructions will be approximately .25 times the number of ESOP Match Shares shown on your voting instruction card. Your voting instructions will automatically apply to a proportionate number of unallocated shares, unless you check the box on the card indicating that you do not want to provide voting instructions for those shares.

        Under ERISA, a person who agrees to act as a fiduciary becomes subject to the fiduciary responsibility rules of ERISA. These fiduciary responsibility rules require a fiduciary to act prudently, solely in the interest of all plan participants and beneficiaries and for the exclusive purpose of providing benefits to the plan participants and beneficiaries. A fiduciary who breaches the fiduciary responsibility rules of ERISA may be liable to the plan for any losses caused by the fiduciary's actions. If you accept your designation as a named fiduciary, you should exercise your voting rights prudently and in the interest of all participants and beneficiaries of the Salaried Savings Plan. If you do not wish to act as a named fiduciary for the unallocated shares, you must check the box on the voting instruction card indicating that you are not providing voting instructions for those shares.

        If you are a participant in the Salaried Savings Plan and do not wish to provide voting instructions for the unallocated shares, you may not vote by telephone but may still vote using the Internet.

        FAILURE TO PROVIDE INSTRUCTIONS

        If you do not sign, date and return a card or vote by Internet or telephone, U.S. Trust will vote shares allocated to your account in its sole discretion. If timely voting instructions for unallocated shares are not received from all participants who have ESOP Match Shares allocated to their accounts, U.S. Trust will vote the remaining unallocated shares in the same proportions as those for which timely voting instructions have been received. Accordingly, the exact number of unallocated shares which will be voted in accordance with your voting instructions cannot be determined until all timely participant instructions have been received.

CONFIDENTIALITY

        Your voting instructions to U.S. Trust are confidential. U.S. Trust will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct U.S. Trust to vote in the manner you think is best.

QUESTIONS

        If you have any questions about your voting rights under the Plan, the card or the confidentiality of your vote, please contact U.S. Trust between the hours of 8:30 a.m. and 4:00 p.m. Los Angeles time at 1-800-535-3093.


                                        U.S. TRUST COMPANY, National Association
                                                            Common Stock Trustee

                                                                      ATTACHMENT



-----------------------------------------------------------------------------------------------
     PLAN #                              PLAN
-----------------------------------------------------------------------------------------------
       1          SANDIA CORPORATION SAVINGS AND INCOME PLAN
-----------------------------------------------------------------------------------------------
       2          SANDIA CORPORATION SAVINGS AND SECURITY PLAN
-----------------------------------------------------------------------------------------------
       3          LOCKHEED MARTIN GLOBAL TELECOMMUNICATIONS SAVINGS INCENTIVE PLAN
-----------------------------------------------------------------------------------------------
       4          LOCKHEED MARTIN CORPORATION HOURLY EMPLOYEE SAVINGS PLAN PLUS
-----------------------------------------------------------------------------------------------
       5          LOCKHEED MARTIN CORPORATION CAPITAL ACCUMULATION PLAN
-----------------------------------------------------------------------------------------------
       6          LOCKHEED MARTIN CORPORATION CAPITAL ACCUMULATION PLAN FOR HOURLY EMPLOYEES
-----------------------------------------------------------------------------------------------
       7          LOCKHEED MARTIN CORPORATION OPERATION SUPPORT SAVINGS PLAN
-----------------------------------------------------------------------------------------------
       8          LOCKHEED MARTIN CORPORATION PERFORMANCE SHARING PLAN FOR BARGAINING EMPLOYEES
-----------------------------------------------------------------------------------------------
       9          LOCKHEED MARTIN CORPORATION PERFORMANCE SHARING PLAN FOR PUERTO RICO EMPLOYEES
-----------------------------------------------------------------------------------------------
       10         LOCKHEED MARTIN CORPORATION RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES
-----------------------------------------------------------------------------------------------
       11         LOCKHEED MARTIN CORPORATION SALARIED SAVINGS PLAN*

       12*        (match shares are shown separately on voting instruction card)
-----------------------------------------------------------------------------------------------
       13         LOCKHEED MARTIN CORPORATION SAVINGS AND INVESTMENT PLAN FOR HOURLY EMPLOYEES
-----------------------------------------------------------------------------------------------
       14         LOCKHEED MARTIN CORPORATION BASIC BENEFIT PLAN FOR HOURLY EMPLOYEES
-----------------------------------------------------------------------------------------------
       15         USA RETIREMENT SAVINGS PLAN
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        PLEASE MARK YOUR                                                5601
[X]     VOTES AS IN THIS
        EXAMPLE.

THIS PROXY SOLICITATION/VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED AND
RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR IN ACCORDANCE WITH THE
PROXIES' DISCRETION ON PROPOSALS THAT ARE UNTIMELY OR ON OTHER MATTERS
INCIDENT TO THE MEETING. IF NO DIRECTION IS MADE, THIS CARD WILL BE VOTED FOR
PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4, 5, 6 AND 7.

-----------------------------------------------------------------------------------------------------------------------------------
                    DIRECTORS RECOMMEND A VOTE FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3.
-----------------------------------------------------------------------------------------------------------------------------------
               FOR     WITHHELD                                                                                 FOR AGAINST ABSTAIN
1. Election of [ ]       [ ]    01. Norman R. Augustine 07. Douglas H. McCorkindale 2.Appointment of
   Directors                    02. Marcus C. Bennett   08. Eugene F. Murphy          Ernst & Young as Auditors  [ ]   [ ]     [ ]
                                03. Vance D. Coffman    09. Frank Savage
(For, except vote withheld from 04. James F. Gibbons    10. Robert J. Stevens       3.Approve Amendments to
the following nominee(s))       05. Caleb B. Hurtt      11. James R. Ukropina         Corporation's 1995 Omnibus
                                06. Gwendolyn S. King   12. Douglas C. Yearley        Performance Award Plan     [ ]   [ ]     [ ]
 ------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                       -----------------------------------------------------------
                                                                       DIRECTORS RECOMMEND A VOTE AGAINST PROPOSALS 4, 5, 6 AND 7.
                                                                       -----------------------------------------------------------
                                                                                                            FOR    AGAINST   ABSTAIN
                                                                       4.Stockholder Proposal-Report
                                                                         on Political Contributions         [ ]      [ ]       [ ]

                                                                       5.Stockholder Proposal-Report
                                                                         on Stock Option Dilution           [ ]      [ ]       [ ]

                                                                       6.Stockholder Proposal-Report
                                                                         on Foreign Military Sales          [ ]      [ ]       [ ]

                                                                       7.Stockholder Proposal-Bylaw
                                                                         Voting Provisions                  [ ]      [ ]       [ ]
                                                                       -----------------------------------------------------------

                                                                       I elect not to direct the voting of  [ ]      I will    [ ]
                                                                       unallocated shares in the Lockheed            attend the
                                                                       Martin Corporation Salaried Savings           meeting
                                                                       Plan.

                                                                      The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments
                                                                      thereof.

Signature of Stockholder(s)                             Date:
                            --------------------------       ------------------
NOTE: If casting your vote by mail, please date and sign exactly as your name appears above and return this card in the enclosed envelope.
-----------------------------------------------------------------------------------------------------------------------------------
/\ IF CASTING VOTES BY  MAIL, DETACH HERE AND RETURN PROPERLY EXECUTED PROXY SOLICITATION/VOTING INSTRUCTION CARD
IN ENCLOSED ENVELOPE/\


                                                       [LOCKHEAD MARTIN LOGO]




                                                                        ADMISSION TICKET

                                (Please bring this ticket with you if you are attending the meeting)

                                                ANNUAL MEETING OF STOCKHOLDERS  - THURSDAY, APRIL 26, 2001
                                                                GRAND BALLROOM - 10:30 A.M.
                                                                THE WESTIN SANTA CLARA
                                                                5101 GREAT AMERICA PARKWAY
                                                                SANTA CLARA, CALIFORNIA 95054





-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



                                         LOCKHEED MARTIN CORPORATION

                                PROXY SOLICITATION/VOTING INSTRUCTION CARD FOR
                                        ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints James F. Gibbons, Caleb B. Hurtt and Frank Savage, each of them
 P      proxies of the undersigned with respect to common stock of Lockheed Martin Corporation (the
 R      "Corporation") owned by the undersigned, with full power of substitution, to vote and act for the
 O      undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 10:30 a.m. on
 X      April 26, 2001, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, and
 Y      at any adjournment or postponement thereof. If the undersigned is a participant in one or more of the Corporation's 401(k) or capital accumulation plans and has stock allocated to his or her account(s), the undersigned hereby instructs the Trustee of the plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card at the Annual Meeting and any adjournment thereof in accordance with its discretion on such other matters as may properly come before the meeting. A proportionate number of shares of stock not yet allocated to participants'
        accounts in the Lockheed Martin Corporation Salaried Savings Plan will be voted in accordance with the instructions of each participant in that plan who has ESOP match shares allocated to his or her account, unless the participant elects not to provide instructions with respect to such shares on the reverse side of this card. Allocated plan shares for which no card is received will be voted by the Trustee at its discretion. Unallocated shares for which no card is received will be voted by the
        Trustee in the same proportion as unallocated shares for which instructions are received.
        Stockholders and plan participants are requested to mark, date and sign this card on the reverse side and to return it promptly in the enclosed envelope, or to vote by Internet, access
        http://www.eproxyvote.com/lmt or to vote by telephone, dial toll-free 1-877-779-8683 (or 201-536-8073 toll call outside of U.S.).



        To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side; no boxes need to be checked.
                                                                                                -----------
                                                                                                SEE REVERSE
                                                                                                    SIDE
                                                                                                -----------

        THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY SOLICITATION/VOTING INSTRUCTION CARD.
-----------------------------------------------------------------------------------------------------------------------------------
       /\ *IF CASTING VOTES BY MAIL, DETACH HERE AND RETURN PROPERLY EXECUTED PROXY
                SOLICITATION/VOTING INSTRUCTION CARD IN ENCLOSED ENVELOPE*/\

                                                                      [LOCKHEED MARTIN LOGO]

                                         Annual Meeting of Stockholders
                                            Thursday, April 26, 2001
                                             The Westin Santa Clara
                            5101 Great America Parkway, Santa Clara, California 95054

        You may vote your shares electronically by Internet or telephone. Voting electronically will eliminate the need to mail a voted Proxy Solicitation/Voting Instruction Card. Please note that participants in the Lockheed Martin Salaried Savings Plan electing not to direct the voting of unallocated shares may not vote by telephone but may still vote using the Internet. To vote by
        Internet or telephone, please follow the steps below:



         ---------------------------------------------------------------------------------------------------------------------------
                             INTERNET VOTING STEPS                                           TELEPHONE VOTING STEPS

        1)      Have this card (showing your voting control num-        1)      Have this card (showing your voting control
                ber in box on reverse side of this card) and your               number in box on reverse side of this card) and
                social security number/tax identification number                your social security number/tax identification num-
                available; then,                                                ber available; then,

        2)      Access http://www.eproxyvote.com/lmt                    2)      Using a touch-tone telephone, dial toll-free
                                                                                1-877-779-8683 (or 201-536-8073 toll call outside
                                                                                of U.S.)
         ---------------------------------------------------------------------------------------------------------------------------

        The Internet and telephone voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you before you cast your vote. You may also change your selections on any or all of the proposals to be voted.

                                YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

-----------------------------------------------------------------------------------------------------------------------------------
